UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ____)

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☐	Filed by a Party other than the Registrant

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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Drilling Tools International Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Drilling Tools International Corporation 10370 Richmond Avenue, Suite 1000 Houston, Texas 77042

Notice of Annual Meeting of Stockholders Date: April 28, 2026 Time: 1:00 p.m. CT Place: Virtual Webcast
To Our Stockholders:
We invite you to attend the 2026 Annual Meeting of Stockholders (including any adjournment, postponement or rescheduling thereof, the “Annual Meeting”) of Drilling Tools International Corporation, a Delaware corporation (“Drilling Tools,” “DTI” or the “Company”). You will be able to participate in and vote during the Annual Meeting which will be held via live webcast at www.virtualshareholdermeeting.com/DTI2026 on Tuesday, April 28, 2026 at 1:00 p.m. Central Time. It is important that you retain a copy of the control number found on the proxy card or voting instruction form, which will be required to gain access to the Annual Meeting.
The Annual Meeting is being held in a virtual meeting format only, via live audio webcast. This approach lowers costs and enables participation from our global community. Stockholders will not be able to attend the Annual Meeting in person.

YOUR VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the virtual Annual Meeting of Stockholders to be held on April 28, 2026	The Annual Meeting is being held for the following purposes, which are more fully described in the accompanying proxy statement (the “Proxy Statement”):
To elect the seven director nominees named in this Proxy Statement to our Board of Directors to hold office until our 2027 Annual Meeting of Stockholders.
To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
Only stockholders of record at the close of business on March 3, 2026, are entitled to receive notice of, and to vote at the meeting and any adjournments thereof. As of the record date, there were 35,188,260 shares of common stock outstanding, each entitled to one vote per share on all matters to be voted upon at the meeting. This Notice and the accompanying Proxy Statement are being mailed to stockholders as of the record date beginning on or about March 13, 2026.
If you are a registered holder and have questions about your stock ownership, you may contact our transfer agent, Continental Stock Transfer & Trust Company, at www.continentalstock.com, cstmail@continentalstock.com, or (212) 509-4000. If you are a beneficial holder and have questions about your stock ownership, you should contact your broker. For questions regarding the Annual Meeting, the proposals, or the procedures for voting your shares, you may email InvestorRelations@drillingtools.com. If you need any assistance in voting your shares, please visit www.proxyvote.com.
Whether or not you expect to attend the virtual meeting, we encourage you to read the Proxy Statement and vote through the Internet or by telephone, or to sign and return your proxy card as soon as possible, so that your shares may be represented at the meeting. For specific instructions on how to vote your shares, please refer to the section titled “Information About Solicitation and Voting” in the accompanying Proxy Statement.

Sincerely, R. Wayne Prejean Interim Chairman of the Board, President and Chief Executive Officer

Annual Meeting of Stockholders
To Be Held on April 28, 2026

PROXY STATEMENT SUMMARY
The Board of Directors (our “Board”) of Drilling Tools International Corporation (which we refer to as “Drilling Tools,” “DTI,” the “Company,” “we,” “our,” or “us”) is furnishing this Proxy Statement to you over the Internet or delivering this Proxy Statement to you by mail in connection with the solicitation of proxies by our Board and the solicitation of voting instructions, in each case for use at the Annual Meeting of Stockholders to be held virtually on April 28, 2026, and at any adjournments or postponements thereof.
On or about March 13, 2026, we will commence mailing the Notice of Internet Availability of Proxy Materials to most of our stockholders, and we also will commence mailing to some of our stockholders, and make available electronically over the Internet to all of our stockholders: (1) the Notice of Annual Meeting of Stockholders and this Proxy Statement; and (2) our 2025 Annual Report to Stockholders, which includes our Annual Report on Form 10‑K for the year ended December 31, 2025 and our audited financial statements (the “Annual Report”) filed with the U.S. Securities and Exchange Commission (“SEC”) on March 6, 2026. If you receive your proxy materials by mail, a proxy/voting instruction card will be included.
The following summary highlights information contained elsewhere in this Proxy Statement. For complete information, please review the entire document carefully before casting your vote.
DATE AND TIME Tuesday, April 28, 2026 1:00 p.m. Central Time	LOCATION www.virtualshareholdermeeting.com/DTI2026	RECORD DATE March 3, 2026

VOTING MATTERS		BOARD’S VOTE RECOMMENDATIONS	FOR FURTHER INFORMATION
PROPOSAL 1	Election of seven director nominees named in this Proxy Statement to hold office until our 2027 Annual Meeting of Stockholders	“FOR” each director nominee	Page 10
PROPOSAL 2	Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026	“FOR”	Page 14

HOW TO VOTE

INTERNET
www.proxyvote.com
Available until 11:59 p.m. Eastern Time on April 27, 2026. You must have the control number that appears on your Notice of Internet Availability of Proxy Materials or proxy/voting instruction card.

TELEPHONE
Call 1-800-690-6903
Available until 11:59 p.m. Eastern Time on April 27, 2026. You must have the control number that appears on your Notice of Internet Availability of Proxy Materials or proxy/voting instruction card.
MAIL Complete, sign and date your proxy/voting instruction card and mail in the postage-paid return envelope.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 28, 2026
Our Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available at www.proxyvote.com. To access these materials and the virtual meeting, you will need the control number provided on your proxy card, voting instruction form, or in an e-mail if proxy materials were sent electronically.

Information about Solicitation and Voting
The accompanying proxy is solicited on behalf of the Board of Drilling Tools International Corporation for use at our 2026 Annual Meeting of Stockholders, or Annual Meeting, to be held virtually at www.virtualshareholdermeeting.com/DTI2026 on Tuesday, April 28, 2026 at 1:00 p.m. Central Time, and any adjournment or postponement thereof. The Notice of Internet Availability of Proxy Materials and this Proxy Statement for the Annual Meeting, or Proxy Statement, and the accompanying form of proxy were first distributed and made available on the Internet to stockholders on or about March 13, 2026. An Annual Report for the year ended December 31, 2025 is available with this Proxy Statement by following the instructions in the Notice of Internet Availability of Proxy Materials. References to our website in this Proxy Statement are not intended to function as hyperlinks and the information contained on our website is not intended to be incorporated into this Proxy Statement.
Only stockholders of record as of the close of business on March 3, 2026, the record date for determination of the stockholders entitled to vote at the Annual Meeting (the “Record Date”), will be entitled to vote at the Annual Meeting.
On June 20, 2023, a merger transaction between Drilling Tools International Holdings, Inc., ROC Energy Acquisition Corp (“ROC”), and ROC Merger Sub, Inc., a directly, wholly owned subsidiary of ROC, was completed (the “Merger”) pursuant to the initial merger agreement dated February 13, 2023 and subsequent amendment to the merger agreement dated June 5, 2023 collectively. In connection with the closing of the Merger, ROC changed its name to Drilling Tools International Corporation. The common stock of DTI (“Common Stock” or the “Company’s Common Stock”) commenced trading on the Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “DTI” on June 21, 2023.
We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). Because we are an emerging growth company, we are not required to include a Compensation Discussion and Analysis section in this Proxy Statement and have elected to comply with the scaled-down executive compensation disclosure requirements applicable to emerging growth companies. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which votes must be conducted.
Internet Availability of Proxy Materials
In accordance with SEC rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our Proxy Statement and Annual Report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials. We believe this rule makes the proxy distribution process more efficient, less costly, and helps in conserving natural resources.
Forward-Looking Statements and Website References
This Proxy Statement contains various forward-looking statements that are not historical facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “budget,” “target,” “aim,” “strategy,” “estimate,” “plan,” “guidance,” “outlook,” “intend,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements reflect the Company’s beliefs and expectations based on current estimates and projections. While the Company believes these expectations, and the estimates and projections on which they are based, are reasonable and were made in good faith, these statements are subject to numerous risks and uncertainties, any of which could cause the Company’s actual results, performance, or achievements, or industry results, to differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties, which include, but are not limited to, the risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 6, 2026 under the heading “Risk Factors” and in other documents filed by the Company with the Securities and Exchange Commission.
These forward-looking statements speak only as of the date hereof, and except as required by law, the Company undertakes no obligation to correct, update, or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. You are advised, however, to consult any additional disclosures we make in our reports to the SEC. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in such disclosures and in our reports to the SEC.

Website references throughout this document are inactive textual references and provided for convenience only, and the content on the referenced websites is not incorporated herein by reference and does not constitute a part of the Proxy Statement.
Board of Directors and Committees of the Board of Directors
Board Composition
Our Board of Directors (the “Board”) currently consists of seven members. As of the date of this Proxy Statement, our directors are Curtis J. Crofford, John D. “Jack” Furst, Ira H. Green, Jr., Eric C. Neuman, Thomas M. “Roe” Patterson, R. Wayne Prejean, and C. Richard Vermillion.
Thomas O. Hicks, Sr. served as Chairman of the Board and a director through his passing in December 2025. On January 26, 2026, the Board appointed Ira H. Green Jr. as a director to fill the vacancy created by Mr. Hicks’s passing. Mr. Green will serve until the 2026 Annual Meeting, at which time he is standing for election by our stockholders.
In connection with these changes, the Board appointed Mr. Prejean to serve as Interim Chairman of the Board, effective December 9, 2025. On January 26, 2026, the Board appointed Mr. Prejean to serve as permanent Chairman of the Board, subject to his reelection as a director at the 2026 Annual Meeting, effective as of the conclusion of that meeting.
The Board and management are grateful for the leadership and many contributions of Thomas O. Hicks, Sr., who was instrumental in the Company’s growth and transition to the public markets.
Additional information regarding our Board leadership roles, including the responsibilities of our Chair and Lead Independent Director, is provided under “Board Leadership Structure and Role in Risk Oversight” immediately below.
Board Leadership Structure and Role in Risk Oversight
Our Corporate Governance Guidelines provide the Board with flexibility to select the leadership structure that it believes best serves the Company and our stockholders over time. The Board regularly considers whether to separate or combine the roles of Chairman of the Board and Chief Executive Officer (“CEO”) in light of the Company’s strategy, risk profile and leadership needs.
The Board’s fundamental responsibility is to promote the best interests of the Company and its stockholders by overseeing the management of the Company’s business and affairs. Directors are expected to exercise their business judgment and act in what they reasonably believe to be the best interests of the Company and its stockholders, consistent with their fiduciary duties and in compliance with applicable laws and regulations. The Company’s business is conducted by its employees, managers and officers, under the direction of the CEO and the oversight of the Board. The Board is elected by the stockholders to oversee management and to assure that the long-term interests of the stockholders are being served.
In overseeing the Company’s affairs, the Board is also responsible for overseeing our enterprise risk management processes, and it executes this responsibility both directly and through its committees. Management is primarily responsible for identifying and managing the Company’s risks and provides regular reports to the Board and the Audit Committee regarding material risk exposures and the steps taken to monitor and control such risks. Additional information regarding our Board’s risk oversight responsibilities, including cybersecurity risk oversight, is provided under “Risk Oversight” and “Cybersecurity Risk Oversight” below.
At this time, the roles of Chairman of the Board and CEO are combined, with R. Wayne Prejean serving as our CEO and Interim Chairman of the Board. In determining its leadership structure, the Board considered the Company’s size, complexity, business model and stage of development, and believes that combining the roles of Chairman of the Board and CEO promotes unified leadership and clear accountability, leverages the CEO’s in‑depth knowledge of our operations and industry, and facilitates timely, well‑informed decision‑making. The Board also believes that any potential risks associated with a combined Chair and CEO role are effectively mitigated by our governance practices, including a Board comprised predominantly of independent directors, fully independent key committees, regular executive sessions of our independent directors without management present, and the appointment of a lead independent director.
Under DTI’s Corporate Governance Guidelines, in addition to the duties set forth in the Bylaws or as otherwise prescribed by the Board from time to time, the duties of the Chair include presiding when present at all meetings of the stockholders and the Board. The Chairman of the Board shall have general supervision and control of the acquisition activities of the Company, subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board with respect to such matters that may include:

•	presiding at, and chairing, Board meetings and meetings of stockholders;
•
consulting with the CEO (if held by a different individual), other executive officers, the chairs of applicable committees of the Board and the Secretary to the Board to establish agendas for each Board meeting;

•	calling Board meetings;
•	leading the Board in discussions concerning the CEO’s performance and CEO succession, if such position is held by an individual other than the CEO;
•	approving meeting schedules for the Board;
•	approving information sent to the Board;
•	serving as a liaison for stockholders who request direct communications with the Board; and
•	performing such other duties and exercising such other powers, as the Board shall from time‑to‑time delegate.
The Board has also designated John D. “Jack” Furst to serve as Lead Independent Director, effective as of the 2026 Annual Meeting and subject to his reelection to the Board. In this role, Mr. Furst presides at executive sessions of the independent directors, serves as a liaison between the independent directors and the Chair and CEO, consults with the Chair and CEO on Board agendas and information provided to the Board, and may call meetings of the independent directors as appropriate. The Board believes that the Lead Independent Director role enhances independent oversight and provides an additional channel for Board communication.
In connection with the Company’s board refreshment efforts, the Board currently expects that, subject to reelection following the 2026 Annual Meeting, Mr. Prejean will move from Interim Chairman of the Board to permanent Chairman of the Board while continuing to serve as Chief Executive Officer. The Board believes that the continuity of Mr. Prejean’s leadership as Chair, together with the ongoing oversight of our independent directors and the Lead Independent Director, is appropriate for a company of our size and stage of development and supports the execution of our strategy and long‑term value creation for stockholders.
Our Board has concluded that our current leadership structure is appropriate at this time in light of the Company’s size, complexity, business model and stage of development. However, the Board will continue to periodically review its leadership structure and may make such changes in the future as it deems appropriate.
The independent directors regularly meet in executive session without management present. During these sessions, the independent directors may discuss management performance, Board and committee effectiveness, and any other matters they deem appropriate.
Committees of the Board
The Board has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Each standing committee operates under a written charter adopted by the Board. The current charters for each standing committee are available on our website at www.drillingtools.com.
Our Board has determined that each member of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee is “independent” under applicable Nasdaq listing standards and Securities and Exchange Commission (“SEC”) rules. In making these determinations, the Board considered all relationships between each director and the Company.
In connection with the Company’s board refreshment efforts, the Board intends to review the composition and chair roles of its standing committees and to make any associated committee appointments promptly following the 2026 Annual Meeting.
Audit Committee
DTI’s Audit Committee currently consists of Messrs. Furst (Chair), Neuman, and Patterson, each of whom is “independent” as such term is defined for audit committee members under the rules of the SEC and the listing standards of Nasdaq. The Board has determined that Mr. Furst qualifies as an “audit committee financial expert” as defined under the rules of the SEC.
As more fully described in its charter, the primary responsibilities of the Audit Committee include:
•	to appoint the independent registered public accounting firm and oversee the relationship, and approve the audit and non-audit services to be performed by the independent registered accounting firm;
•	to review DTI’s quarterly and annual financial statements with management and the independent registered public accounting firm;
•	to review DTI’s financial reporting processes and internal controls;
•	to review and approve all transactions between DTI and related parties; and

•
to discuss the policies with respect to risk assessment and risk management, information technology and cybersecurity risks, and other major litigation and financial risk exposures, and the steps management has taken to monitor and control such exposures.

The Audit Committee held four meetings during fiscal 2025. The Audit Committee has adopted a written charter approved by the Board, which is available on DTI’s website at investors.drillingtools.com/corporate-governance/governance-overview.
Compensation Committee
DTI’s Compensation Committee is currently comprised of Messrs. Neuman (Chair), Patterson, and Vermillion, each of whom is “independent” as such term is defined for compensation committee members under the rules of the SEC, the listing standards of Nasdaq and applicable rules of the Internal Revenue Code of 1986, as amended.
As more fully described in its charter, the primary responsibilities of the Compensation Committee include:
•
to review and approve the corporate goals and objectives relevant to CEO compensation, evaluate at least annually the CEO’s performance in light of those goals and objectives and make recommendations to the Board with respect to the CEO’s compensation, including salary, bonus, fees, benefits, incentive awards and perquisites, based on this evaluation;

•	to recommend to the Board the compensation of the named executive officers other than the CEO;
•	to recommend to the Board the adoption, material modification or termination of DTI’s compensation plans, including incentive compensation and equity-based plans, policies and programs;
•	to recommend to the Board appropriate compensation for DTI’s non-employee directors, including compensation and expense reimbursement policies for attendance at Board and committee meetings;
•
to consider whether risks arising from DTI’s compensation plans, policies and programs for its employees are reasonably likely to have a material adverse effect on DTI, including whether DTI’s incentive compensation plans encourage excessive or inappropriate risk taking; and

•	to determine stock ownership guidelines for directors and monitor compliance with such guidelines.
The Compensation Committee held three meetings during fiscal 2025. The Compensation Committee has adopted a written charter approved by the Board, which is available on DTI’s website at investors.drillingtools.com/corporate-governance/governance-overview.
Nominating and Corporate Governance Committee
DTI’s Nominating and Corporate Governance Committee is currently comprised of Messrs. Vermillion (Chair), Crofford, and Furst, each of whom is “independent” under the rules of the SEC and the listing standards of Nasdaq.
As more fully described in its charter, the primary responsibilities of the Nominating and Corporate Governance Committee include:
•	to assist the Board in identifying prospective director nominees and recommending nominees for each annual meeting of stockholders to the Board;
•	to make recommendations to the Board regarding its size, membership and leadership, as well as committee membership and structure;
•	to develop and recommend to the Board a set of corporate governance guidelines applicable to DTI and to monitor compliance with such guidelines;
•
to oversee the annual self-evaluation process to determine whether the Board and its committees and individual directors are functioning effectively and to report the results of the self-evaluation process to the Board; and

•	to oversee DTI’s environmental, sustainability and governance efforts and progress.
The Nominating and Corporate Governance Committee held three meetings during fiscal 2025, primarily to oversee and support the Board’s planned 2026 board refreshment and succession planning process, which began in the summer of 2025 and is focused on aligning the Board’s skills and experience with DTI’s long-term strategy and growth objectives. The Nominating and Corporate Governance Committee has adopted a written charter approved by the Board, which is available on DTI’s website at investors.drillingtools.com/corporate-governance/governance-overview.
Meetings of the Board and Committees
During fiscal 2025, the Board held four meetings. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board and of the committees on which such director served during 2025 while serving as a member.

Mr. Hicks served as a director and Chairman of the Board through December 2025. Mr. Green was appointed to the Board in January 2026 and therefore did not attend Board or committee meetings during 2025.
Director Independence
DTI adheres to the rules of Nasdaq in determining whether a director is independent. Nasdaq listing standards generally define an “independent director” as a person, other than an executive officer of a company or any other individual having a relationship which, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has consulted, and will consult on an ongoing basis, with its counsel to ensure that the Board’s determinations are consistent with those standards and all relevant securities and other laws and regulations regarding the independence of directors.
In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A‑3 under the Securities Exchange Act of 1934, as amended. To be considered independent for purposes of Rule 10A‑3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, or be an affiliated person of the listed company or any of its subsidiaries.
Our Board has undertaken a review of the independence of each director and director nominee and considered whether each individual has a material relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities. In performing this review, the Board considered, among other things, any direct or indirect commercial, industrial, banking, consulting, legal, accounting, charitable, or familial relationships between each director (and their immediate family members) and the Company, its executive officers, or its significant shareholders, as well as any transactions or arrangements in which a director or an immediate family member had, or may be deemed to have had, a direct or indirect material interest. The Board also reviewed each director’s and director nominee’s professional and board affiliations with organizations that have relationships with the Company and considered each individual’s ownership of Company securities, including whether the nature or size of such ownership could reasonably be viewed as affecting the exercise of objective, independent judgment. After reviewing all relevant facts and circumstances, the Board determined that any such relationships and interests were limited in nature, did not involve amounts or commitments that the Board viewed as material, and did not impair the director’s ability to exercise independent judgment in the best interests of the Company and its shareholders.
As a result of this review, our Board has affirmatively determined that each of our directors, other than Mr. R. Wayne Prejean, is an “independent director” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq. Because Mr. Prejean serves as our President and Chief Executive Officer, the Board determined that he is not independent and has a material relationship with the Company; accordingly, he does not qualify as an independent director under Nasdaq rules.
Corporate Governance Guidelines
We are strongly committed to good corporate governance practices. These practices provide an important framework within which our Board and management can pursue our strategic objectives for the benefit of our stockholders.
The Board has adopted Corporate Governance Guidelines, which provide the framework for DTI’s corporate governance along with the Second Amended and Restated Certificate of Incorporation (the “Charter”), Amended and Restated Bylaws (the “Bylaws”), committee charters and other key governance practices and policies. The Corporate Governance Guidelines cover a wide range of subjects, including the conduct of Board meetings, independence and selection of directors, Board membership criteria, and Board committee composition. The full text of the Corporate Governance Guidelines is posted on DTI’s website at investors.drillingtools.com/corporate-governance/governance-overview.
Stockholder and Interested Party Communications with the Board
Stockholders and interested parties who wish to communicate with our Board, non-management members of our Board as a group, a committee of our Board or a specific member of our Board (including our chair or lead independent director) may do so by letters addressed to the attention of our Corporate Secretary.
All communications are reviewed by the Corporate Secretary and such communications may be summarized prior to forwarding to the members of our Board as appropriate. Our Corporate Secretary will not forward communications that are not relevant to the duties and responsibilities of the Board. Unsolicited items, sales materials, abusive, threatening or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of our Board will not be provided to directors.
Any stockholder or other interested party who wishes to communicate with our Board or any individual director may send written communications to our Board or such director c/o Drilling Tools International Corporation, 10370 Richmond Avenue, Suite 1000, Houston, TX 77042, Attention: Chairman of the Board. The Board will generally respond, or cause DTI to respond, in writing to bona fide communications from stockholders addressed to one or more members of the Board. Please note that requests for investor relations materials should be sent to InvestorRelations@drillingtools.com.
Code of Business Conduct and Ethics
DTI has a Code of Business Conduct and Ethics that applies to all of its employees, officers, and directors. This includes DTI’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions. The purpose of the Code of Business Conduct and Ethics is to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; to promote full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by us; and to promote compliance with all applicable rules and regulations that apply to us and our officers. DTI intends to disclose on its website any future amendments of the Code of Business Conduct and Ethics or waivers that exempt any principal executive officer, principal financial officer, principal accounting officer or controller, persons performing similar functions, or DTI’s directors from provisions in the Code of Business Conduct and Ethics. The full text of the Code of Business Conduct and Ethics is posted on our website at investors.drillingtools.com/corporate-governance/governance-overview.
Corporate Responsibility and Sustainability
We believe that corporate social responsibility (CSR) initiatives are important to our business and to creating sustainable value for our stockholders and wider stakeholder group. Our Board and management are committed to these initiatives and believe these efforts will benefit our employees, partners, and the communities in which we operate.
Social and Ethical Practices
We are committed to improving diversity and inclusion in the workplace by creating a values-driven culture, investing in our employees’ career growth through competitive pay and benefits and development and training, and prioritizing safety. Social and Ethical CSR highlights include:
•
Diversity and Inclusion — We are committed to creating and maintaining a workplace free from discrimination or harassment on the basis of color, race, sex, national origin, ethnicity, religion, age, disability, sexual orientation, gender identification or expression or any other status protected by applicable law. Our management team and employees are expected to exhibit and promote honest, ethical and respectful conduct in the workplace. All of our employees must adhere to a code of conduct that sets standards for appropriate behavior and are required to attend biennial training to help prevent, identify, report and stop any type of discrimination and harassment. All recruitment, hiring, development, training, compensation and advancement at our company is based on qualifications, performance, skills and experience without regard to gender, race and ethnicity.

•
Competitive Pay and Benefits — DTI is committed to providing comprehensive and competitive pay and benefits to its employees. DTI’s total rewards for employees include a variety of components that aim to support sustainable employment and the ability to build a strong financial future. We monitor our compensation programs closely and provide what we consider to be a very competitive mix of compensation, insurance and wellness benefits for all our employees, including participation in our company paid short term disability and company paid life insurance programs. To attract qualified applicants, we offer a total rewards package consisting of base salary and rewarding bonus program, a comprehensive benefits package, and a time off policy that includes vacation, paid time off, paid jury duty, statutory paid holidays and floating holidays for all full-time employees. All non-executive employees are eligible for our Safe, Inspired, Productive incentive program (“SIP”), which pays quarterly bonuses to each employee based on their personal performance, district and company financial performance and attainment of district-based safety goals. In addition, all employees are eligible for an annual service award based on tenure and anniversary bonuses for five, 10, 15 and 20 years of service.

•
Employee Development and Training — We focus on attracting, retaining and cultivating talented individuals. We emphasize employee development and training by providing access to a wide range of online and instructor-led development and continual learning programs. Continuing education is an ever-expanding part of DTI’s foundation by providing weekly safety talks, annual safety and quality training, and quarterly soft skill training for all employees. Employees are encouraged to attend scientific, clinical and technological meetings and conferences and have access to broad resources they need to be successful. In 2022, DTI established their Leadership University Training Program to enhance the skillset of our management staff. Graduates of the 15-month program are awarded with a training bonus as well.
•
Safety — Keeping our workforce safe and healthy is a key priority, and management is committed to ensuring our employees return home safely after each shift. In 2018, we implemented “Safety Now,” a rigorous safety program that is part of DTI’s SIP. SIP has helped reduce our total recordable incident rate (“TRIR”) from 2.3 in 2018 to 1.15 in 2024 and our experience modified rate (“EMR”) from .89 in 2018 to .67 in 2024, which is significantly better than the industry average. All employees are eligible for an annual behavior-based safety award.

Risk Oversight
The Board oversees the risk management activities designed and implemented by management. The Board executes its oversight responsibility both directly and through its committees. The Board also considers specific risk topics, including risks associated with its strategic initiatives, business plans and capital structure. DTI’s management, including its executive officers, is primarily responsible for managing the risks associated with the operation and business of DTI and provides appropriate updates to the Board and the Audit Committee. The Board has delegated to the Audit Committee oversight of its risk management process, and its other committees also consider risk as they perform their respective committee responsibilities.
Cybersecurity Risk Oversight
Securing the information of our clients, employees, and third parties is important to us. We have adopted physical, technological, and administrative controls on data security, and have a policy for data incident detection, containment, response, and remediation. While everyone at our company plays a part in managing these risks, oversight responsibility is shared by our Board, our Audit Committee, and management.
The Company’s cybersecurity Risk Management Policy governs the life cycle in which cybersecurity risks, including:
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Risk Identification — The Company identifies cybersecurity risks through various initiatives performed, including, annual cybersecurity assessments, penetration tests, Incident Response tabletop exercises, vulnerability scans, and cybersecurity reviews of critical third-party vendor engagements. Additionally, risks may be manually identified through employees’ reports and escalations.

•	Risk Evaluation — Identified issues, vulnerabilities, and exposures are captured within the Company’s Risk Register.
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Risk Evaluation and Treatment — The Information Risk Register is updated periodically to reflect all identified risks, and the most up to date treatment option selected by the Risk Owners, including, Mitigation, Acceptance, Avoidance and Transfer. Risk Impact is calculated while considering several impact pillars, which include, Financial Impact, Operational Impact, Regulatory Impact, Reputational Impact, Geographical Impact, and Cyber/Technology Impact.

•
Risk Reporting and Ongoing Management — Risks are shared as part of a monthly Cybersecurity Governance Forum, that’s attended by leadership. Risk Mitigations are tracked to completion through various project updates. Mitigations include the involvement of people, processes, and technologies to support the Risk Management life cycle end to end.

Since the process was established in 2023, key critical vendors who may have material impact on the Company’s confidentiality, integrity or availability of data were prioritized and reviews were completed. The review of other relevant third-party vendors upon onboarding began in January 2024. The cybersecurity dashboard with roadmap progress is shared with the entire Board during each Board meeting. The dashboard includes overview of actions completed and any topics that need Board awareness/sponsorship such as approval of budgets which include cyber security project initiatives. An in-depth update regarding cyber security is discussed during quarterly meetings with the Audit Committee. The Audit Committee is ultimately responsible for overseeing management’s execution of the Company’s cybersecurity risk management program.
Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation Committee is currently, or has been at any time, one of DTI’s officers or employees. None of the members of the compensation committee in 2025, was at any time during 2025 or at any other time an officer or employee of ours or any of our subsidiaries, and none had or have any relationships with us that are required to be disclosed under Item 404 of Regulation S-K. During 2025, none of our executive officers except Mr. Prejean served as a member of our Board, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board or compensation committee.
Board Attendance at Annual Stockholders’ Meeting
Our policy is to invite and encourage each member of our Board to be present at our annual meetings of stockholders. We encourage all of our directors and nominees for director to attend the Annual Meeting; however, attendance is not mandatory. All of our directors attended the 2025 Annual Meeting, and all of the directors are expected to attend the Annual Meeting this year.
Prohibition on Hedging and Pledging of Company Securities; Insider Trading Policy
DTI has adopted an insider trading policy which provides procedures governing the purchase, sale, and other dispositions of its securities by directors, officers, and employees that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards. The insider trading policy is available on DTI’s website at investors.drillingtools.com/corporate-governance/governance-overview. The information in or accessible through DTI’s website is not incorporated into, and is not considered part of, this Proxy Statement. As part of DTI’s insider trading policy, all Company directors, officers, employees, independent contractors and consultants are prohibited from engaging in short sales of our securities, establishing margin accounts, buying our securities on margin, trading in derivative securities, including buying or selling puts or calls on our securities, or otherwise engaging in any form of hedging or monetization transactions (such as prepaid variable forwards, equity swaps, collars and exchange funds) involving DTI securities.
The foregoing summary of the Insider Trading Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Insider Trading Policy, which is included as Exhibit 19.1 in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 6, 2026.
Stock Ownership Guidelines
The Board believes that, in order to more closely align the interests of directors with the interests of DTI’s other stockholders, DTI’s directors should maintain a minimum level of equity interests in DTI’s Common Stock. Accordingly, DTI has stock ownership guidelines requiring ownership of shares with a value equal to at least five times the annual cash received from meeting attendance fees for independent directors. Under the stock ownership guidelines, covered directors must achieve the required level of ownership by the later of (i) the five-year anniversary of the adoption of the guidelines and (ii) the five-year anniversary of becoming a director, respectively. As of the record date, each of DTI’s covered directors was either in compliance with the guidelines or within the five-year phase-in period.
Management Succession Planning
As part of the annual executive officer evaluation process, the Nominating and Corporate Governance Committee works with the CEO to plan for the succession of the CEO and other senior executive officers, as well as to develop plans for interim or emergency succession for the CEO and other senior executive officers in the event of retirement or an unexpected occurrence. The succession plan includes, among other things, an assessment of the experience, performance and skills for possible successors to the CEO.
The Nominating and Corporate Governance Committee conducts a review at least annually of the succession plan. The Nominating and Corporate Governance Committee establishes the evaluation process and determines the criteria by which the CEO is evaluated. The results of this review are communicated to the CEO. The Compensation Committee conducts a review at least annually of the current performance of the CEO.
Board Refreshment and Succession Planning
The Board, with the oversight of the Nominating and Corporate Governance Committee maintains an ongoing focus on board refreshment to align the Board’s composition with the Company’s long term strategy, risk profile and stakeholder expectations. The Nominating and Corporate Governance Committee oversees a formal Board Succession and Refreshment Policy and related plan that address director tenure, anticipated retirements and other transitions, desired skills and experience, and the timing of future director searches.
As part of this process, the Nominating and Corporate Governance Committee periodically reviews a board skills and experience matrix, director tenure and independence, and board and committee leadership roles, with a view toward maintaining a balance of continuity and fresh perspectives. On January 26, 2026, the Board appointed Ira H. Green, Jr. to serve as a director following the December 2025 passing of DTI’s Chair, Thomas O. Hicks, Sr. in order to help preserve leadership continuity and relevant industry and financial expertise on the Board.

On December 16, 2025, director Thomas “Roe” Patterson notified the Board that he would not stand for reelection at the Company’s 2026 Annual Meeting, and his decision was reported in a Current Report on Form 8-K filed with the SEC on December 17, 2025. Mr. Patterson will continue to serve as a director through the 2026 Annual Meeting. In anticipation of his departure, and following its internal search and evaluation process, the Nominating and Corporate Governance Committee has identified Daniel J. Kimes, who currently serves as a board advisor to DTI, as a nominee to stand for election at the 2026 Annual Meeting to fill the seat expected to be vacated by Mr. Patterson.
Similarly, director C. Richard Vermillion has informed the Board that he will not stand for reelection at the 2026 Annual Meeting but will continue to serve until the end of his current term, and his decision was reported in a Current Report on Form 8-K filed on January 27, 2026. The Nominating and Corporate Governance Committee has identified Jeremy D. Thigpen as a nominee to stand for election at the 2026 Annual Meeting to fill the seat expected to be vacated by Mr. Vermillion, reflecting the Nominating and Corporate Governance Committee’s focus on adding additional public company leadership and energy sector experience to the Board.
For additional information regarding Messrs. Kimes and Thigpen’s backgrounds and qualifications, please see “Proposal 1 – Election of Directors – Biographies of the Director Nominees” below.
The Nominating and Corporate Governance Committee’s refreshment activities were conducted within the framework of the director nomination process and qualification criteria described under “Nominations Process and Director Qualifications” below. In connection with identifying Messrs. Kimes and Thigpen as director nominees, the Committee focused in particular on relevant industry and public company leadership experience, familiarity with DTI’s business and strategic objectives, and the ability to contribute distinct perspectives to Board deliberations.
When new directors join the Board, DTI provides a structured onboarding and integration program, including tailored briefings with senior management, operations and financial reviews, and access to key governance and strategic materials, designed to accelerate their effectiveness as Board and committee members. Through these policies, practices and recent actions, the Board seeks to ensure that its composition remains forward looking, effective and responsive to the Company’s evolving needs and the interests of its stockholders.
Annual Board, Committee and Individual Director Evaluation
The Board evaluates its performance and the performance of its committees on an annual basis through an evaluation process administered by the Nominating and Corporate Governance Committee to determine whether it and its committees are functioning effectively and how to improve their effectiveness. Each committee of the Board shall also evaluate its performance on an annual basis and report the results to the Board, acting through the Nominating and Corporate Governance Committee. Each committee’s evaluation must compare the performance of the committee with the requirements of its written charter.
Nominations Process and Director Qualifications
Nomination to the Board of Directors
Candidates for nomination to our Board are selected by our Board based on the recommendation of the nominating and corporate governance committee in accordance with the committee’s charter, our Charter and Bylaws, our Corporate Governance Guidelines and the criteria approved by our Board regarding director candidate qualifications. In recommending candidates for nomination, the nominating and corporate governance committee considers candidates recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate and, in addition, the committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.
When considering nominees, the nominating and corporate governance committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry and ability to devote adequate time and effort to responsibilities of our Board in the context of its existing composition. Through the nomination process, the nominating and corporate governance committee seeks to promote Board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds and other characteristics that are expected to contribute to our Board’s overall effectiveness. The brief biographical description of each director set forth in Proposal No. 1 below includes information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person should serve as DTI director.

Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board is set forth below under “Stockholder Proposals for the 2027 Annual Meeting.”
Director Qualifications
With the goal of developing an experienced and highly qualified Board, the Nominating and Corporate Governance Committee is responsible for developing and recommending to our Board the desired qualifications, expertise and characteristics of members of our Board, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our Board and any specific qualities or skills that the committee believes are necessary for one or more of the members of our Board to possess. We value diversity on a company-wide basis and seek to achieve a mix of members on our Board that reflects a diversity of background and experience, including with respect to age, race, ethnicity, professional background and occupation, as well as diversity of perspectives.
In carrying out this responsibility, the committee considers a variety of factors, including integrity and sound judgment, relevant industry and financial expertise, senior leadership experience, familiarity with our business and strategy, and the ability to commit the time and attention necessary to fulfill Board responsibilities. The committee also considers diversity of background and experience, including diversity of perspectives that may arise from differences in age, race, ethnicity, professional background and occupation, as one of several factors in evaluating potential nominees.
Because the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our Board from time to time, our Board has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal and regulatory rules and the provisions of our Charter, Bylaws, Corporate Governance Guidelines, and charters of the committees of our Board.
While our Board and Nominating and Corporate Governance Committee do not have a formal policy with regard to the consideration of diversity in identifying nominees, we recognize the value of diversity and consider it among various factors in evaluating potential Board members, consistent with our overall director qualification framework. We continue to monitor evolving stakeholder expectations and developments in corporate governance practices as we oversee Board composition and refreshment.

Proposal 1 — Election Of Directors	VOTE The Board recommends that stockholders vote “FOR” the proposal to elect each of the nominees.

The Board currently consists of seven directors. At the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Curtis L. Crofford, John D. “Jack” Furst, Ira H. Green, Jr., Daniel J. Kimes, Eric C. Neuman, R. Wayne Prejean, and Jeremy D. Thigpen, for election as directors to serve until our 2027 Annual Meeting or until their successors are elected and qualified. With the exception of Messrs. Kimes and Thigpen, each of the nominees is currently a member of the Board.
All such nominees named above have indicated a willingness to serve as directors but should any of them decline or be unable to serve, proxies may be voted for another person nominated as a substitute by the Board. There are no family relationships, of first cousins or closer, among the Company’s directors and executive officers, by blood, marriage, or adoption.
The following information is furnished with respect to each of the nominees of the Board, including information regarding their business experience, director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes, or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the nominees should serve as our directors.
Biographical information for each nominee is contained in the “Board of Directors’ Nominees” section below.
Vote Required
The election of directors in this Proposal 1 requires the affirmative vote of a plurality of the votes cast by stockholders entitled to vote on the election of directors. Neither withheld votes nor broker non-votes will have any effect on the outcome of voting on director elections. Therefore, it is important that you vote your shares by proxy or in person at the Annual Meeting.
In accordance with Section 1.9 of the Bylaws and the Corporate Governance Guidelines, nominees for election or reelection must agree in advance to tender an irrevocable resignation that becomes effective upon (i) failure to receive the required vote at the next annual meeting and (ii) Board acceptance of the resignation. Similarly, any newly appointed directors must agree to tender the same form of resignation upon joining the Board.
Recommendation of the Board
The Board recommends that stockholders vote “FOR” the proposal to elect each of the nominees.
Board of Directors and Director Nominees
The following table provides summary information about each of DTI’s current directors and the director nominees standing for election to the Board for a one-year term expiring on the date of our 2027 Annual Meeting. The nominees for director, each of whom has consented to serve, if elected, are as follows:
Name	Age	Position
Curtis L. Crofford	53	Director
John D. “Jack” Furst	67	Director
Ira H. Green, Jr.	61	Director
Daniel J. Kimes	43	Director Nominee
Eric C. Neuman	81	Director
Thomas M. “Roe” Patterson	51	Director — term ending at 2026 Annual Meeting
R. Wayne Prejean	64	Chairman of the Board — effective at 2026 Annual Meeting President and Chief Executive Officer
Jeremy D. Thigpen	50	Director Nominee
C. Richard Vermillion	80	Director — term ending at 2026 Annual Meeting
Biographies of the Director Nominees
Curtis L. Crofford AGE: 53 Director Since: 2012
Curtis L. Crofford — Mr. Crofford was appointed to DTI Board in 2012, and is currently a Managing Director for Pennington Creek Capital, the private capital investing arm of the Chickasaw Nation with headquarters in Ada, Oklahoma. From 2005 until February 2024, he served as a managing director for Hicks Equity Partners, LLC, a private equity investment firm founded by Thomas O. Hicks, Sr. Prior to Hicks, Mr. Crofford served in positions at numerous investment banks, including Dresdner Kleinwort Wasserstein and Donaldson, Lufkin & Jenrette as well as BT Alex. Brown Inc. in New York and London. Mr. Crofford received a Bachelor of Arts from Vanderbilt University and a Master of Business Administration from Duke University.

Mr. Crofford was chosen to serve on the DTI Board because of his extensive experience in private equity, capital markets, and the oil and gas sector to the DTI Board. His decades of board service have enhanced his governance expertise, while his prior tenure on DTI’s Board provides valuable company-specific knowledge. Mr. Crofford actively collaborates with management on strategic initiatives, including mergers and acquisitions. His industry acumen and governance experience position him to effectively guide DTI through sector challenges and opportunities. Mr. Crofford’s multifaceted background enables comprehensive oversight of DTI’s operations, financial strategy, employee retention, board governance, and industry-specific matters.

John D. “Jack” Furst AGE: 67 Director Since: 2012
John D. “Jack” Furst — Mr. Furst was appointed to the DTI Board in 2012 and currently serves as Lead Independent Director and the chair of the Audit Committee and as a member of the Nominating and Corporate Governance Committee. He is also the founder of Oak Stream Investors, a private investment firm founded in 2008, which makes investments in real estate, oil and gas, fixed income securities and public and private equities. Mr. Furst joined HM Capital Partners LLC (“HM Capital Partners”), a private equity firm, in 1989, the year it was formed as Hicks, Muse, Tate & Furst, Inc. (“HM”). Until 2008, he was a partner at HM Capital Partners and was involved in all aspects of the firm’s business, including originating, structuring and monitoring its investments. Prior to joining HM Capital Partners, Mr. Furst served as a Vice President, and subsequently as a partner, of Hicks & Haas. Prior to that, Mr. Furst was a mergers and acquisitions and corporate finance specialist for The First Boston Corporation, an investment banking firm. Before joining First Boston, he was a Financial Consultant at PricewaterhouseCoopers (now PwC), a professional services firm. In addition to DTI, Mr. Furst has served on the board of directors of Capital Southwest, a business development company (BDC) that focuses on providing financing to small and mid-sized businesses, since 2014, including serving as chair of its Compensation Committee since April 2019. Mr. Furst received a Bachelor of Science with honors from the College of Business Administration at Arizona State University and a Master of Business Administration with honors from the Graduate School of Business at the University of Texas at Austin.
Mr. Furst was chosen to serve on the DTI Board because of his decades of experience in leveraged acquisitions and private investments to the DTI Board. His 40 years of investment experience, primarily in private and public companies, provides valuable insights into DTI’s business. Mr. Furst’s extensive board service has honed his governance skills. He demonstrated leadership during a recent cybersecurity incident, showcasing his ability to assess and manage such threats. His broad financial services background offers unique perspectives to guide DTI’s strategic decisions.

Ira H. Green, Jr. AGE: 61 Director Since: 2026
Ira H. Green, Jr. — Mr. Green was appointed to the DTI Board in January 2026 and has served as the Managing Partner of IHG Advisors, LLC, a provider of strategic senior advisory services for companies seeking to optimize performance and maximize value, since October 2025. Up until this time, he spent more than 30 years in energy investment banking and most recently served as Managing Director and Head of Energy, Power & Infrastructure Capital Markets for Piper Sandler & Co., where he led public equity and related capital markets transactions across the energy sector, including oilfield services and equipment, exploration and production, midstream, refining, power and renewables. Mr. Green joined a Piper Sandler predecessor, Simmons & Company International, in 2002, focusing on mergers and acquisitions and capital markets transactions and also served as Chief Financial Officer during the financial crisis. Earlier in his career, he served as President, Chief Financial Officer and a member of the board of directors of SalvageSale, Inc., an online marketplace for damaged and end‑of‑life industrial assets, and held energy investment‑banking positions at Morgan Stanley, The First Boston Corporation (now part of Credit Suisse) and Merrill Lynch. Mr. Green received a Bachelor of Business Administration degree in finance with highest honors from The University of Texas at Austin and a Master of Business Administration degree, with distinction, from the University of Virginia Darden School of Business, where he currently serves as a member of the Board of Trustees of the Darden School Foundation.

Mr. Green was chosen to serve on the DTI Board because of his decades of experience in energy investment banking, capital markets and strategic advisory work across the oilfield services, exploration and production, midstream, refining, power and renewables sectors. His background in leading equity and debt financings and advising boards on mergers, acquisitions and restructuring transactions provides valuable insight into DTI’s financing alternatives and strategic opportunities. His prior service as a CFO during a period of financial stress enhances the Board’s oversight of financial reporting, risk management and capital allocation. Mr. Green’s combination of capital‑markets expertise, board‑level advisory experience and deep relationships across the energy industry positions him to contribute meaningfully to DTI’s long‑term strategy and governance practices.

Daniel J. Kimes AGE: 43 Director Nominee
Daniel J. Kimes — Mr. Kimes is currently a Partner at Arch Energy Partners, a registered private fund adviser and active direct investor focused on upstream oil and gas opportunities at the real‑asset level, where he is responsible for deal origination, underwriting, hedging, risk mitigation and fundraising and serves as a member of the Investment Committee. At Arch, his notable transactions have included the acquisition of Reliance Industries’ Appalachia assets and a structured drilling partnership in the Southern Midland Basin. From 2021 to 2023, Mr. Kimes served as Chief Executive Officer and a member of the board of directors of ROC Energy Acquisition Corporation, a $207 million special purpose acquisition company, where he led the sourcing, negotiation and execution of its $319 million business combination with Drilling Tools International Corp. in June 2023 and currently serves as a Board Advisor to DTI’s Board of Directors. Earlier in his career, he held executive roles in energy‑focused portfolio companies, including as Co‑Founder, Co‑Chief Executive Officer and director of Shot Hollow Resources, LLC and as Chief Financial Officer and director of Brigadier Oil & Gas, LLC, where he led acquisitions, commercial negotiations and a sales process. Mr. Kimes previously worked as a private equity associate at Natural Gas Partners (NGP Energy Capital Management), where he participated in numerous upstream and oilfield‑services investments, and began his career in the energy investment‑banking group at RBC Capital Markets. He graduated magna cum laude from Southern Methodist University with a Bachelor of Business Administration degree in finance, with Honors in Liberal Arts and Business, and holds a Master of Business Administration from the Stanford Graduate School of Business.

Mr. Kimes was chosen to serve on the DTI Board because of his extensive experience investing in and operating upstream oil and gas businesses and his direct knowledge of DTI gained through leading the ROC Energy Acquisition Corporation business combination. His background in private equity, structured drilling partnerships and capital markets provides the Board with insight into acquisition opportunities, risk management and financing structures relevant to DTI’s growth strategy. His prior public‑company leadership as CEO and director of a SPAC strengthens the Board’s oversight of public‑company governance and transaction execution. Mr. Kimes’ combination of investment, operational and board experience in the energy sector enhances the Board’s ability to evaluate strategic alternatives and allocate capital effectively.

Eric C. Neuman AGE: 81 Director Since: 2012
Eric C. Neuman — Mr. Neuman has been a director of DTI since 2012 and currently serves as the Chair of the Compensation Committee and as a member of the Audit Committee. Since 2023, he has served as Senior Advisor to Great American Media Group, an exhibitor of video programming on various national and international pay television and streaming platforms, and as a manager of Crossings, LLC, an investment company, since 2013. From 2005 until 2023, he served as a managing director and partner of Hicks Equity Partners, LLC, a private equity investment firm founded by Thomas O. Hicks, Sr. Prior to Hicks, he served as a partner and officer at Hicks, Muse, Tate & Furst, an investment firm. In addition to DTI, Mr. Neuman has served on the board of directors of Tower of Babel, LLC, a cable television network, since April 2013, and formerly served as a director of a number of public and private companies, including Hemisphere Media Group (NASDAQ:HMTV), a publicly traded company for which he also served as the Chairman of the Audit Committee from April 2013 to September 2022. Mr. Neuman received a Bachelor of Arts from the University of South Florida and a Master of Business Administration from Northwestern University.

Mr. Neuman was chosen to serve on the DTI Board because of his decades of experience in investment analysis, providing insights into DTI’s strategy. He has a track record in driving growth across industries and his governance skills were developed from board service and roles as Chief Financial Officer. As Audit Committee Chairman at Hemisphere Media, he gained valuable experience in cybersecurity risk management. Mr. Neuman’s finance and governance background helps guide DTI through challenges and opportunities as well as enhances the Company’s decision-making and risk oversight.

R. Wayne Prejean AGE: 64 Director Since: 2013
R. Wayne Prejean — Mr. Prejean was appointed as Interim Chair to the DTI Board in December 2025 and has served as the President and Chief Executive Officer and as a director of Drilling Tools International (formerly known as Directional Rentals) since 2013. With over 45 years of industry experience, Mr. Prejean began his career in 1979 working in field operations in the Gulf of Mexico. From 1979 thru 1999, he was employed by numerous firms that specialized in directional drilling and medium radius horizontal drilling technology, including Scientific Drilling, BecField Horizontal, Drilling Measurements Inc, Drilex Services and Baker Hughes Inteq. Within these companies, he served in various roles in field operations, operations management, sales, and executive management responsible for domestic and international business locations. In 1999, Mr. Prejean founded Wildcat Services, a provider of specialty automatic drilling equipment for drilling rigs. In five years, the company grew from a local 50-rig supplier to over 500 systems deployed in 20 countries around the world – and was sold to National Oilwell Varco (now NOV, Inc.; NYSE: NOV) in 2004. Mr. Prejean was employed in leadership and advisory roles with the Wildcat /NOV organization through 2012. In addition to founding Wildcat Services, he co-founded several other oilfield services companies that were focused on solids control, downhole tool development, MWD products, and precision metal cutting and machining.

Mr. Prejean was chosen to serve on the DTI Board because of his decades of industry experience in operations, commercial strategies, business ownership, and executive leadership. As CEO, he has been the primary driver of DTI’s growth through mergers, acquisitions, and post-M&A integration. He oversees DTI’s cybersecurity risk mitigation strategies, including improvement initiatives and employee training programs. Mr. Prejean’s vision and leadership have been key to DTI’s success, making him a valuable Board member.

Jeremy D. Thigpen AGE: 50 Director Nominee
Jeremy D. Thigpen — Mr. Thigpen has served as Executive Chairman of Transocean Ltd., a leading international provider of offshore contract drilling services, since May 2025, where he works closely with the executive leadership team on strategy, leads board meetings, serves as the primary interface between the board and management and participates in the evaluation and consummation of potential acquisitions and financing transactions. From April 2015 to May 2025, he served as President and Chief Executive Officer of Transocean, during which time he led a strategic transformation of the company’s fleet, technology platform, leadership team, culture and cost structure, repositioning the company to focus on ultra‑deepwater and harsh‑environment drilling and improving operating margins relative to peers while avoiding a restructuring that would have impaired shareholder equity. Prior to joining Transocean, Mr. Thigpen spent nearly two decades at National Oilwell Varco, Inc. (now NOV Inc.), where he held roles including Senior Vice President and Chief Financial Officer, President of Downhole and President of Downhole and Pumping Solutions, as well as positions in corporate business development, supply‑chain management and operations. In these roles, he led domestic and international growth through acquisitions, product development and geographic expansion and oversaw significant capital‑allocation initiatives, including acquisitions, spin‑offs, share‑repurchase programs and dividend increases. Mr. Thigpen holds a Bachelor of Arts degree in economics and managerial studies from Rice University and completed the Program for Management Development at Harvard Business School.
Mr. Thigpen was chosen to serve on the DTI Board because of his extensive executive‑leadership experience in the global oilfield‑services and offshore‑drilling industries. His track record of leading complex operational and financial transformations, including large‑scale portfolio optimization and cost restructuring, provides valuable insight into DTI’s strategic planning and operational‑excellence initiatives. His experience in evaluating and integrating acquisitions, managing global supply chains and overseeing capital structure at a NYSE‑listed company strengthens the Board’s oversight of growth, risk management and stakeholder engagement. Mr. Thigpen’s deep industry knowledge, public‑company board experience and history of governance leadership position him to contribute meaningfully to DTI’s long‑term strategy and Board effectiveness.

Executive Officers
In addition to Mr. Prejean listed above, the following persons are the executive officers of the Company.
Name	Age	Position
David R. Johnson	61	Chief Financial Officer
Michael W. Domino, Jr.	51	President, Directional Tool Rentals Division

Biographies of the Named Executive Officers
David R. Johnson AGE: 61 NEO Since: 2013
David R. Johnson — Mr. Johnson joined Drilling Tools International (formerly known as Directional Rentals) as its Chief Financial Officer in October 2013. Prior to joining DTI, Mr. Johnson served as the CFO of Sharewell Energy Services, a directional drilling company and as the Vice President of Finance and Administration for PathFinder Energy Services, Inc., an international oil field service company and wholly owned subsidiary of W-H Energy Services, Inc. Mr. Johnson has over three decades of experience in accounting and decades of experience in oil and gas related industries. He is a member of the American Institute of Certified Public Accountants. Mr. Johnson has a Bachelor of Science from LeTourneau University as well as a Master of Business Administration from the University of Texas at Tyler.

Michael W. Domino AGE: 51 NEO Since: 2009
Michael W. Domino, Jr. — Mr. Domino joined Drilling Tools International (formerly known as Directional Rentals) in July 2009, and has served the President of the Directional Tool Rentals division since January 2022. He also served as the Executive Vice President of the Rental Tool division from April 2018 until January 2022 and as the Vice President of Business Development from July 2013 until April 2018. Prior to DTI, Mr. Domino worked in roles of increasing responsibility for Directional Rentals, Inc., the predecessor company to DTI, serving as its President from 2009 until 2013, and Stabil Drill Specialties, a drilling tool rental and services company, from 2000 until 2009. He has over three decades of experience in the oil and gas drilling and rental equipment industries. Mr. Domino has a Bachelor of Business Administration from University of Louisiana at Lafayette.

Proposal 2 — Ratification of the Appointment of Grant Thornton LLP as DTI’s Independent Registered Public Accounting Firm for 2026
VOTE
The Board recommends that stockholders vote “FOR” the proposal the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of DTI’s independent registered public accounting firm (the “independent auditors”). The Audit Committee has appointed Grant Thornton LLP (“Grant Thornton”) to serve as our independent auditors with respect to our operations for the year ending December 31, 2026, subject to ratification by stockholders. Stockholder ratification of such selection is not required by our Bylaws or any other applicable legal requirement. However, our Board is submitting the selection of Grant Thornton to our stockholders for ratification as a matter of good corporate governance.
Change in Independent Registered Public Accounting Firm
In May 2025, following the recommendation of the Audit Committee, the Board approved the dismissal of Weaver and Tidwell, L.L.P. (“Weaver”) as the Company’s independent registered public accounting firm and the engagement of Grant Thornton as our new independent registered public accounting firm for the year ending December 31, 2025. The Audit Committee also considered Grant Thornton’s experience with companies operating in both domestic and international markets. The decision to change auditors was not the result of any disagreement with Weaver on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.
The Audit Committee also considered carefully Grant Thornton’s independence with respect to the services to be performed and its general reputation for adherence to professional auditing standards. The Audit Committee is responsible for the determination of the fees associated with the retention of Grant Thornton and will annually evaluate the performance of Grant Thornton, including the senior audit engagement team, and will determine whether to reengage the independent auditors.
The Audit Committee and the Board believe that the engagement of Grant Thornton as our independent auditors is in the best interests of DTI and our stockholders. In selecting Grant Thornton, the Audit Committee also considered the firm’s experience with companies operating in both domestic and international markets. Because the members of the Audit Committee value stockholders’ views on our independent auditors, even though ratification is not legally required, there will be presented at the Annual Meeting a proposal for the ratification of the appointment of Grant Thornton. If the appointment of Grant Thornton is not ratified, the matter of the appointment of independent auditors will be considered by the Audit Committee.
In the event stockholders fail to ratify the appointment of Grant Thornton, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and its stockholders’ best interests.
Representatives of Grant Thornton will be present during the Annual Meeting to make a statement if they desire to do so. They will also be available to answer appropriate questions from stockholders.
Independent Registered Public Accounting Firm Fees and Services
We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. In accordance with standard policy, Grant Thornton periodically rotates the individuals who are responsible for our audit.
During the year ended December 31, 2024, Weaver served as our independent registered public accounting firm. During the year ended December 31, 2025, Grant Thornton served as our independent registered public accounting firm. The following table sets forth the aggregate fees billed to us by our principal accountants for professional services rendered for the years ended December 31, 2025 and 2024.
	2025(1)	2024(2)
Audit Fees	$903,134	$791,901
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$903,134	$791,901

(1)
Grant Thornton’s 2025 audit fees consist of fees for the audit of our consolidated financial statements for the year ended December 31, 2025, the review of quarterly financial statements, registration statements, merger and acquisition transactions, other professional services provided in connection with statutory and regulatory filings or engagements. In addition, the audit fees include $168,075 associated with statutory audits of the Company’s international subsidiaries, each performed by Grant Thornton International member firms.
(2)
Weaver’s 2024 audit fees consist of fees for the audit of our consolidated financial statements for the year ended December 31, 2024, the review of quarterly financial statements, registration statements, merger and acquisition transactions, and other professional services provided in connection with statutory and regulatory filings or engagements.

“Audit Fees” represents fees for professional services provided in connection with the audit of our financial statements, the review of our quarterly financial statements, registration statements, and audit services provided in connection with other statutory or regulatory filings.
There were no services outside of the audit services outlined above, during the years 2025 and 2024.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm, the scope of services provided by the independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
All of the services relating to the fees described in the table above were approved by our audit committee.
Vote Required
The ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 requires the affirmative vote of the holders of a majority of the voting power of the shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the Annual Meeting and entitled to vote. Because this proposal is considered a routine matter under Nasdaq rules, brokers, banks, and other nominees may vote shares held in street name on this proposal in their discretion, even if they have not received voting instructions from the beneficial owner. Accordingly, no broker non-votes are expected on this proposal; however, if any broker non-votes were to occur, they would have no effect on the outcome of this proposal. Abstentions will be counted as present for purposes of determining the existence of a quorum and will have the same effect as a vote against this proposal. Therefore, it is important that you vote your shares by proxy or in person at the Annual Meeting.
Recommendation of the Board
The Board recommends that stockholders vote “FOR” the proposal the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2026.
Report of the Audit Committee
Our audit committee has reviewed and discussed with our management and Grant Thornton LLP our audited consolidated financial statements for the year ended December 31, 2025. Our audit committee has also discussed with Grant Thornton LLP the matters required to be discussed by the applicable standards of the Public Company Accounting Oversight Board (United States) and the U.S. Securities and Exchange Commission.
Our audit committee has received and reviewed the written disclosures and the letter from Grant Thornton LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our audit committee concerning independence, and has discussed with Grant Thornton LLP its independence from us.
Based on the review and discussions referred to above, our audit committee recommended to our Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the U.S. Securities and Exchange Commission on March 6, 2026.

Submitted by the Audit Committee, John D. “Jack” Furst, Chair Eric C. Neuman Thomas M. “Roe” Patterson
The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the

“Exchange Act”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

Security Ownership of Certain Beneficial Owners and Management
The following table and accompanying footnotes set forth information with respect to the beneficial ownership of Common Stock, as of March 3, 2026, for (1) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (2) each member of the Board and each director nominee, (3) each of our named executive officers and (4) all of the members of the Board and our executive officers, as a group.
The beneficial ownership percentages set forth in the table below are based on 35,188,260 shares of Common Stock issued and outstanding as of March 3, 2026, the record date. In computing the number of shares of Common Stock beneficially owned by a person, we deemed to be outstanding all shares of Common Stock subject to stock options held by the person that are currently exercisable or may be exercised within 60 days of the record date, March 3, 2026. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.
Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Stock. Unless otherwise indicated, the business address of each person listed in the table below is c/o Drilling Tools International Corporation, 10370 Richmond Avenue, Suite 1000, Houston, TX 77042.
Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (#)	Percentage of Class (%)
Five Percent Holders:
HHEP-Directional GP, L.P.	9,966,836(1)	28.3%
Jeffrey L. Gendell	2,439,737(2)	6.9%
R. Wayne Prejean Interim Chairman of the Board, President and Chief Executive Officer	2,378,158(3)	6.8%
Michael W. Domino, Jr. President, Directional Tool Rentals Division	2,022,346(4)	5.7%
Director Nominees and Executive Officers:
Curtis L. Crofford Independent Director	99,510(5)	*
John D. “Jack” Furst Lead Independent Director	384,705(6)	1.1%
Ira H. Green, Jr. Independent Director	17,207(7)	*
Daniel J. Kimes Director Nominee	216,575(8)	*
Eric C. Neuman Independent Director	140,303(9)	*
R. Wayne Prejean Interim Chairman of the Board, President and Chief Executive Officer	2,378,158(3)	6.8%
Jeremy D. Thigpen Director Nominee	—	—
David R. Johnson Chief Financial Officer	462,319(10)	1.3%
Michael W. Domino, Jr. President, Directional Tool Rentals Division	2,022,346(4)	5.7%

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (#)	Percentage of Class (%)
Current Directors Not Standing for Reelection:
Thomas M. “Roe” Patterson Independent Director	92,457(11)	*
C. Richard Vermillion Independent Director	216,266(12)	*
All Current Executive Officers, Directors, Directors Not Standing For Reelection, and Director Nominees as a Group (11 persons)	6,029,845	17.1%
* Less than 1%
(1)
Includes 14,436,237 shares owned by HHEP-Directional, L.P. Before his passing in December 2025, Mr. Hicks was deemed to have voting power and dispositive power over the shares held by HHEP-Directional, L.P. Mr. Hicks was the sole member of HH Directional LLC, which is the general partner of HHEP Directional GP, L.P., which is in turn the general partner of HHEP-Directional, L.P. Mr. Hicks disclaims any beneficial ownership of any shares of Common Stock held by HHEP-Directional, L.P., other than his pecuniary interest therein. The address of each of the foregoing is 2200 Ross Avenue, 50th Floor, Dallas, Texas 75201.

(2)
Based on information obtained from a Schedule 13G/A jointly filed with the SEC on February 6, 2026 by Tontine Financial Partners, L.P. (“TFP”), Tontine Management, L.L.C. (“TM”) and Jeffrey L. Gendell (collectively, the “Tontine Reporting Persons”), the Tontine Reporting Persons have shared voting and dispositive power with respect to 2,439,737 shares of our common stock, representing approximately 6.9% of the outstanding shares of our common stock, consisting of 2,065,233 shares of common stock held directly by TFP and 374,504 shares of common stock held directly by Tontine Capital Overseas Master Fund II, L.P. (“TCOM II”), in each case for which the Tontine Reporting Persons may be deemed to be the beneficial owners. TFP and TM each beneficially own, and have shared voting and dispositive power over, the 2,065,233 shares of common stock held directly by TFP. TM is the general partner of TFP and has the power to direct the affairs of TFP, including directing the receipt of dividends from, or the proceeds from the sale of, the shares of common stock directly owned by TFP. Mr. Gendell is the managing member of TM and in that capacity directs its operations. Mr. Gendell is also the managing member of Tontine Asset Associates, LLC, the general partner of TCOM II, and in that capacity directs its operations and has the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares of common stock directly owned by TCOM II. Each of the Tontine Reporting Persons may be deemed to beneficially own the shares of common stock reported herein, but each disclaims beneficial ownership of such shares except to the extent of its or his pecuniary interest therein. The address of the principal business office of each of the Tontine Reporting Persons is 1 Sound Shore Drive, Suite 304, Greenwich, Connecticut 06830-7251.

(3)
Includes 438,529 shares of Common Stock owned by Mr. Prejean directly, vested options to purchase 1,868,539 shares of Common Stock, and 71,090 vested restricted stock units. Does not include 333,333 shares of Common Stock subject to options held by Mr. Prejean, which vest on February 14, 2027. Does not include 213,270 unvested restricted stock units held by Mr. Prejean, which vest in substantially equal installments on February 28, 2027, 2028, and 2029. Does not include 85,721 unvested restricted stock units held by Mr. Prejean, which vest in substantially equal installments on February 27, 2027, 2028 and 2029. Does not include 257,162 unvested performance stock units held by Mr. Prejean, which vest in substantially equal installments on February 27, 2027, 2028, and 2029, if the applicable performance goals are achieved. The address for Mr. Prejean is 10370 Richmond Avenue, Suite 1000, Houston, TX 77042.

(4)
Includes 1,426,805 shares of Common Stock owned by Mr. Domino directly, 25,277 vested restricted stock units, and vested options to purchase 570,264 shares of Common Stock held by Mr. Domino. Does not include 100,000 shares of Common Stock subject to options held by Mr. Domino, which vest on February 14, 2027. Does not include 75,829 unvested restricted stock units held by Mr. Domino, which vest in substantially equal installments on February 28, 2027, 2028 and 2029. Does not include 22,859 unvested restricted stock units held by Mr. Domino, which vest in substantially equal installments on February 27, 2027, 2028 and 2029. Does not include 68,577 unvested performance stock units held by Mr. Domino, which are eligible to vest in substantially equal installments on February 27, 2027, 2028, and 2029 if the applicable performance goals are achieved. The address for Mr. Domino is 10370 Richmond Avenue, Suite 1000, Houston, TX 77042.

(5)
Includes 85,798 shares of Common Stock and 13,712 vested restricted stock units. Does not include 28,626 unvested restricted stock units held by Mr. Crofford that are scheduled to vest in full on May 13, 2026, which is more than 60 days after the record date.

(6)
Includes 32,322 vested restricted stock units held by Mr. Furst, 118,252 shares of Common Stock owned by Oak Stream Investors II, Ltd. (“Oak Stream”), and 177,072 shares of Common Stock owned by JDF Long Term Trust ("JDF"). Includes vested options to purchase 57,059 shares of Common Stock held by Mr. Furst. Does not include 28,626 unvested restricted stock units held by Mr. Furst that are scheduled to vest in full on May 13, 2026, which is more than 60 days after the record date. Mr. Furst disclaims any beneficial ownership of any shares of Common Stock held by Oak Stream and JDF, other than his pecuniary interest therein.

(7)	Includes 17,207 shares of Common Stock held by Mr. Green directly.
(8)	Includes 216,575 shares of Common Stock held by Mr. Kimes directly.
(9)
Includes 107,981 shares of Common Stock and 32,322 vested restricted stock units held by Mr. Neuman directly. Does not include 28,626 unvested restricted stock units held by Mr. Neuman that are scheduled to vest in full on May 13, 2026, which is more than 60 days after the record date.

(10)
Includes 45,647 shares of Common Stock owned by Mr. Johnson directly, 30,964 vested restricted stock units, and vested options to purchase 385,709 shares of Common Stock held by Mr. Johnson. Does not include 126,666 shares of Common Stock subject to options held by Mr. Johnson, which vest on February 14, 2027. Does not include 92,891 unvested restricted stock units held by Mr. Johnson, which vest in substantially equal installments on February 28, 2027, 2028, and 2029. Does not include 37,336 unvested restricted stock units held by Mr. Johnson, which vest in substantially equal installments on February 27, 2027, 2028 and 2029. Does not include 112,009 unvested performance stock units held by Mr. Johnson, which are eligible to vest in substantially equal installments on February 27, 2027, 2028, and 2029 if the applicable performance goals are achieved.

(11)
Includes 60,135 shares of Common Stock and 32,322 vested restricted stock units held by Mr. Patterson directly. Does not include 28,626 unvested restricted stock units held by Mr. Patterson that are scheduled to vest in full on May 13, 2026, which is more than 60 days after the record date.

(12)
Includes 144,000 shares of Common Stock owned by VF Partners, L.P. (“VF Partners”), 39,944 shares of Common Stock owned by MV Partners I, LP (“MV Partners”), and 32,322 vested restricted stock units held by Mr. Vermillion. Does not include 28,626 unvested restricted stock units held by Mr. Vermillion that are scheduled to vest in full on May 13, 2026, which is more than 60 days after the record date. Mr. Vermillion disclaims any beneficial ownership of any shares of Common Stock held by VF Partners and MV Partners, other than his pecuniary interest therein.

Executive Compensation
The following disclosure describes the material components of the compensation paid to the Company’s CEO and its two other most highly compensated executive officers, who are referred to in this section as “Named Executive Officers” or “NEOs,” for the fiscal year ended December 31, 2025.
The Company is an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) and has elected to comply with the scaled‑down executive compensation disclosure requirements applicable to emerging growth companies.
Named Executive Officers
For the fiscal year ended December 31, 2025, the Company’s Named Executive Officers were as follows:
•	R. Wayne Prejean, President and Chief Executive Officer;
•	David R. Johnson, Chief Financial Officer; and
•	Michael W. Domino, Jr., President, Directional Tool Rentals Division.
Executive Summary
Since going public, DTI has aggressively followed its growth strategy and has begun to realize the benefits from our latest acquisitions. Our Compensation Committee has developed a formal review of the content of our compensation program to ensure executive pay is aligned with company strategy and desired performance outcomes. The Compensation Committee believes this review of the compensation program will help the Company meet its goals of attracting, retaining, and incentivizing executive talent.
Summary Compensation Table
The following table provides information concerning compensation awarded to, earned by or paid to each of our Named Executive Officers for all services rendered in all capacities during the years ended December 31, 2025 and 2024.
Name and Principal Position	Year	Salary ($)1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)
R. Wayne Prejean(6) Interim Chair, President, and Chief Executive Officer	2025 2024	600,000 600,000	1,723 1,612	917,503 —	— 1,760,000	499,235 533,925	27,662 24,610	2,046,123 2,920,147
David R. Johnson Chief Financial Officer	2025 2024	392,000 392,000	2,502 1,367	400,041 —	— 668,800	340,663 348,831	36,353 22,241	1,171,559 1,433,239
Michael W. Domino, Jr. President, Directional Tool Rentals Division	2025 2024	320,000 320,000	1,923 1,812	244,428 —	— 528,000	206,350 213,570	6,138 9,207	778,839 1,072,589

(1)	Amounts reported in this column represent the base salaries paid to the NEOs.
(2)	Amounts reported in this column represent a cash safety award, an annual tenure-based cash service award and, for Mr. Johnson, an additional anniversary bonus.
(3)
Amounts reported in this column represent the aggregate grant‑date fair value of restricted stock units granted under the Omnibus Plan, calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, disregarding estimated forfeitures. The grant‑date fair value for these awards was based on the closing price of our common stock on February 28, 2025 of $3.23 and reflects the following numbers of shares: 284,360 for Mr. Prejean, 123,855 for Mr. Johnson and 101,106 for Mr. Domino. Please see “Long-Term Incentives” below for additional information regarding these awards.

(4)
Amounts reported in this column represent the aggregate grant‑date fair value of stock option awards granted under the Omnibus Plan, calculated in accordance with FASB ASC Topic 718, disregarding estimated forfeitures. The grant‑date fair value for these awards was based on the closing price of our common stock on February 14, 2024 of $3.02 and reflects the following stock option awards, each of which vests in substantially equal installments over a three-year period: 1,000,000 for Mr. Prejean, 380,000 for Mr. Johnson and 300,000 for Mr. Domino. For additional information regarding the assumptions underlying these valuations, please see Note 11 to our consolidated financial statements included in our Annual Report on Form 10‑K for the year ended December 31, 2025, filed with the SEC on March 6, 2026, and the discussion under “Long-Term Incentives” below.

(5)	Amounts reported in this column represent a annual cash bonus payments awarded to each NEO in 2025 (paid in March 2026).
(6)
Amounts reported in this column represent an employment contract allowance (Messrs. Prejean and Johnson only); payment of expenses related to the personal use of company vehicles; Company matching contributions to the NEOs’ 401k plan retirement accounts; and Company payments related to the Company-provided long-term disability benefit provided for certain management-level employees, including the NEOs.

(7)	Mr. Prejean is also Interim Chair of our Board but does not currently receive any additional compensation in his capacity as a director.
Narrative Disclosure to the Summary Compensation Table
Base Salary
Each Named Executive Officer receives a base salary to compensate him for the satisfactory performance of services rendered to DTI. The base salary payable to each Named Executive Officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. Base salaries for Named Executive Officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent and were originally established in the employment agreements.
The base salary for 2025 of each of our NEOs employed as of December 31, 2025 as established by our Compensation Committee, is as follows:
NAME	BASE SALARY (AS OF 12/31/2024)	BASE SALARY (AS OF 12/31/2025)	PERCENTAGE INCREASE
Prejean	$600,000	$600,000	0%
Johnson	$392,000	$392,000	0%
Domino	$320,000	$320,000	0%
Annual Cash Bonuses
In addition to base salary, each Named Executive Officer is also eligible to receive an annual cash bonus for the performance of each NEO’s duties, subject to the Compensation Committee’s discretion. For 2025, cash awards were based on the following performance goals and outcomes:
Metric	Weighting	Performance Target	Actual	Achieved	Weighted Average
Adjusted Free Cash Flow Margin(1)	35%	10.4% – 11.5%	11.7%	100.0%	35.0%
Revenue	20%	$163 – $183 million	$159.5 million	92.3%	18.5%
Health, Safety, and Environment (HSE)	15%	See Below	See Below	90.0%	13.5%
Individual Performance	30%	See Below	See Below	85.0%	25.5%
Total					92.5%
(1)
The Adjusted Free Cash Flow Margin calculation for the STIP Metric is defined as Adjusted EBITDA minus Gross CapEx, divided by Total Revenue. Gross CapEx in this calculation does not include any positive or negative impacts from changes in Accounts Payable included in the Purchases of Plant, Property and Equipment in the Statement of Cash Flows reported in our Annual Report on Form 10-K for the year ended December 31, 2025.

Each year, the Company’s Health, Safety, and Environment (HSE) team sets goals to maintain minimum safety standards across all operating locations, including training, regulatory compliance, incident investigation, and goal setting. These goals are directed by the facility and include a minimum of one annual goal in three different categories: (1) Health and Safety, (2) Environmental, and (3) Organizational Improvement. Based on an assessment of performance relative to these goals in 2025, the Compensation Committee ultimately decided to award this component of the program at 90%.
In addition, the Compensation Committee meets with other independent members of the Board to consider each NEO’s individual performance during the year. The Compensation Committee evaluated multiple items including, but not limited to, leadership, strategic planning, goal execution, and company culture. Despite strong individual performance for all NEOs in 2025, the Compensation Committee ultimately decided to award this component of the program at 85%.
Based on performance outcomes in 2025, the Compensation Committee approved payouts at 92.5% of target: $499,235 to Mr. Prejean, $340,663 to Mr. Johnson, and $206,350 to Mr. Domino. Additionally, each NEO is eligible to participate in the Company’s internal safety award program, pursuant to which each NEO earned a safety bonus of $250 during 2025 and is also eligible to participate in our tenure-based award program, pursuant to which Messrs. Prejean, Johnson and Domino received an annual tenure-based service award equal to $1,473, $1,228 and $1,673, respectively, for 2025. Mr. Johnson also received an anniversary bonus in the amount of $1,024.

Long-Term Incentives
2025 Annual Grants
We established the Drilling Tools International Corporation 2023 Omnibus Incentive Plan (the “Omnibus Plan”) in connection with the closing of the Merger in 2023. The purpose of the Omnibus Plan is to: (i) encourage our profitability and growth through short-term and long-term incentives that are consistent with our objectives; (ii) give participants an incentive for excellence in individual performance; (iii) promote teamwork among participants; and (iv) give us a significant advantage in attracting and retaining key employees, directors and consultants. The Omnibus Plan provides for the grant of such incentives in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance-based awards, and other stock- and cash-based awards.
The 2023 Omnibus Incentive Plan is designed to drive the profitability and growth of the Company by offering short‑term and long-term incentives aligned with the Company's strategic objectives. The plan aims to motivate Participants to excel in their performance, foster teamwork, and enhance the Company's ability to attract and retain key talent.
For 2025, our NEOs were granted the following restricted stock units, which vest in substantially equal installments on each of the first four anniversaries of the February 28, 2025 grant date:
Name	Number of Restricted Stock Units Granted (#)	Value of Restricted Stock Units ($)
Prejean	284,360	$918,483
Johnson	123,855	$400,052
Domino	101,106	$326,572
Other Compensation-Related Guidelines and Policies
Clawback Policy — In October 2023, the Company adopted a clawback policy in accordance with Nasdaq Rule 5608 and Section 10D of the Securities Exchange Act of 1934, as amended. This policy provides for the recovery of erroneously awarded incentive-based compensation from executive officers following an accounting restatement due to material noncompliance with financial reporting requirements. In the event of an accounting restatement, the Compensation Committee will determine the amount of erroneously awarded compensation and notify affected executive officers. For compensation tied to stock price or total shareholder return, the Committee will estimate the impact of the restatement on these metrics to calculate the recovery amount. The Company will maintain documentation of these estimates and provide it to Nasdaq as required. Recovery may be waived if deemed impracticable due to excessive costs or potential adverse effects on tax-qualified retirement plans.
Employment Agreements
The below summarizes the material terms of each NEO’s employment agreement in effect as of December 31, 2025.
R. Wayne Prejean — On March 11, 2024, we entered into an amended and restated employment agreement with Mr. Prejean pursuant to which he serves as Chief Executive Officer. Mr. Prejean’s employment will last for a term of five years (the “Initial Term”) after which his employment will continue in successive one-year periods, unless either the Company or Mr. Prejean gives written notice to the other party of its intent not to renew the employment agreement at least 60 days prior to the end of the ongoing term. Mr. Prejean is entitled to an annual base salary of $600,000 and is eligible to receive a target annual bonus of 100% of his base salary as well as stock options, restricted stock unit awards or other equity compensation pursuant to the policies and plans adopted from time to time by the Board in its sole discretion.
If Mr. Prejean’s employment is terminated for cause, or he voluntarily resigns or delivers a notice of non-renewal to the Company, he will be paid (i) the accrued and unpaid portion of his base salary through the date of the termination of employment, (ii) any accrued but unused vacation days for the calendar year in which the termination of employment occurs, and (iii) any reimbursement for business travel and other expenses to which Mr. Prejean is entitled (collectively, the “Prejean Accrued Amounts”).
If Mr. Prejean is terminated without cause, for good reason, due to disability, or the company chooses not to renew his employment agreement, the agreement provides that Mr. Prejean will be paid (i) the Prejean Accrued Amounts, (ii) a prorated portion of his annual target bonus based on the time of year the employment is terminated (the “Prorated Bonus”), (iii) a cash severance amount equal to 2x the sum of Mr. Prejean’s base salary in effect immediately prior to his termination plus his annual target bonus for the applicable calendar year of termination,

(iv) employer-paid premiums for 18 months following the date of termination for his health insurance under the same group health insurance policies that are provided to our employees, subject to the terms of and to the extent permitted by our group health insurance policies, the standard terms of the Consolidated Omnibus Budget Reconciliation Act of 1986, as amended (“COBRA”), and Mr. Prejean making appropriate elections to participate in such coverage.
If Mr. Prejean is terminated without cause or for good reason within 18 months following a change in control (provided that such termination occurs prior to the three year anniversary of the effective date of his employment agreement), he will be entitled to receive, (i) the Prejean Accrued Amounts, (ii) the Prorated Bonus, payable in a lump sum on the 60th day following the change in control termination, (iii) a cash severance amount equal to 2.99x the sum of Mr. Prejean’s base salary in effect immediately prior to his termination plus his annual target bonus for the applicable calendar year of termination, (iv) employer-paid premiums for 18 months following the date of termination for his health insurance under the same group health insurance policies that are provided to our employees, subject to the terms of and to the extent permitted by our group health insurance policies, the standard terms of COBRA, and Mr. Prejean making appropriate elections to participate in such coverage. In the event such termination occurs after the three-year anniversary of the effective date of Mr. Prejean’s employment agreement, he will be entitled to receive all of the benefits described above, except in the case of (iii) he will receive a lump sum cash severance payment equal to his base salary and target bonus payable through the remainder of the Initial Term, plus an amount equal to 1x the sum of Mr. Prejean’s base salary in effect immediately prior to his termination plus his annual target bonus for the applicable calendar year of termination.
Upon termination for any reason, all of Mr. Prejean’s equity award grants will be subject to the terms and conditions of the Company’s 2023 Omnibus Incentive Plan and the applicable grant documents for each such equity award as described in the “Potential Payments Upon Termination or Change in Control” section below.
Certain payments payable to Mr. Prejean are subject to his execution and non-revocation of a general release of claims in favor of the Company.
David R. Johnson — On March 11, 2024, we entered into an amended and restated employment agreement with Mr. Johnson pursuant to which he serves as Chief Financial Officer. Mr. Johnson’s employment will last for a term of three years after which his employment will continue in successive one-year periods, unless either the Company or Mr. Johnson gives written notice to the other party of its intent not to renew the employment agreement at least 60 days prior to the end of the ongoing term. Mr. Johnson is entitled to an annual base salary of $392,000 and is eligible to receive a target annual bonus of 100% of his base salary as well as stock options, restricted stock unit awards or other equity compensation pursuant to the policies and plans adopted from time to time by the Board in its sole discretion.
If Mr. Johnson’s employment is terminated for cause, or he voluntarily resigns or delivers a notice of non-renewal to the Company, he will be paid (i) the accrued and unpaid portion of his base salary through the date of the termination of employment, (ii) any accrued but unused vacation days for the calendar year in which the termination of employment occurs, and (iii) any reimbursement for business travel and other expenses to which Mr. Johnson is entitled (collectively, the “Johnson Accrued Amounts”).
If Mr. Johnson is terminated without cause, for good reason, due to disability, or the company chooses not to renew his employment agreement, the agreement provides that Mr. Johnson will be paid (i) the Johnson Accrued Amounts, (ii) the Prorated Bonus, (iii) a cash severance amount equal to 1.5x the sum of Mr. Johnson’s base salary in effect immediately prior to his termination plus his annual target bonus for the applicable calendar year of termination, (iv) employer-paid premiums for 18 months following the date of termination for his health insurance under the same group health insurance policies that are provided to our employees, subject to the terms of and to the extent permitted by our group health insurance policies, the standard terms of COBRA, and Mr. Johnson making appropriate elections to participate in such coverage.
If Mr. Johnson is terminated without cause or for good reason within 18 months following a change in control, he will be entitled to receive, (i) the Johnson Accrued Amounts, (ii) the Prorated Bonus, payable in a lump sum on the 60th day following the change in control termination, (iii) a cash severance amount equal to 2x the sum of Mr. Johnson’s base salary in effect immediately prior to his termination plus his annual target bonus for the applicable calendar year of termination, (iv) employer-paid premiums for 18 months following the date of termination for his health insurance under the same group health insurance policies that are provided to our employees, subject to the terms of and to the extent permitted by our group health insurance policies, the standard terms of COBRA, and Mr. Johnson making appropriate elections to participate in such coverage.
Upon termination for any reason, all of Mr. Johnson’s equity award grants will be subject to the terms and conditions of the Company’s 2023 Omnibus Incentive Plan and the applicable grant documents for each such equity award as described in the “Potential Payments Upon Termination or Change in Control” section below.

Certain payments payable to Mr. Johnson are subject to his execution and non-revocation of a general release of claims in favor of the Company.
Michael W. Domino, Jr. — On March 11, 2024, we entered into an amended and restated employment agreement with Mr. Domino pursuant to which he serves as President, Directional Tool Rentals Division. Mr. Domino’s employment will last for a term of three years after which his employment will continue in successive one-year periods, unless either the Company or Mr. Domino gives written notice to the other party of its intent not to renew the employment agreement at least 60 days prior to the end of the ongoing term. Mr. Domino is entitled to an annual base salary of $320,000 and is eligible to receive a target annual bonus of 75% of his base salary as well as stock options, restricted stock unit awards or other equity compensation pursuant to the policies and plans adopted from time to time by the Board in its sole discretion.
If Mr. Domino’s employment is terminated for cause, or he voluntarily resigns or delivers a notice of non-renewal to the Company, he will be paid (i) the accrued and unpaid portion of his base salary through the date of the termination of employment, (ii) any accrued but unused vacation days for the calendar year in which the termination of employment occurs, and (iii) any reimbursement for business travel and other expenses to which Mr. Domino is entitled (collectively, the “Domino Accrued Amounts”).
If Mr. Domino is terminated without cause, for good reason, due to disability, or the company chooses not to renew his employment agreement, the agreement provides that Mr. Domino will be paid (i) the Domino Accrued Amounts, (ii) the Prorated Bonus, (iii) a cash severance amount equal to 1x the sum of Mr. Domino’s base salary in effect immediately prior to his termination plus his annual target bonus for the applicable calendar year of termination, (iv) employer-paid premiums for 18 months following the date of termination for his health insurance under the same group health insurance policies that are provided to our employees, subject to the terms of and to the extent permitted by our group health insurance policies, the standard terms of COBRA, and Mr. Domino making appropriate elections to participate in such coverage.
If Mr. Domino is terminated without cause or for good reason within 18 months following a change in control, he will be entitled to receive, (i) the Domino Accrued Amounts, (ii) the Prorated Bonus, payable in a lump sum on the 60th day following the change in control termination, (iii) a cash severance amount equal to 2x the sum of Mr. Domino’s base salary in effect immediately prior to his termination plus his annual target bonus for the applicable calendar year of termination, (iv) employer-paid premiums for 18 months following the date of termination for his health insurance under the same group health insurance policies that are provided to our employees, subject to the terms of and to the extent permitted by our group health insurance policies, the standard terms of COBRA, and Mr. Domino making appropriate elections to participate in such coverage.
Upon termination for any reason, all of Mr. Domino’s equity award grants will be subject to the terms and conditions of the Company’s 2023 Omnibus Incentive Plan and the applicable grant documents for each such equity award as described in the “Potential Payments Upon Termination or Change in Control” section below.
Certain payments payable to Mr. Domino are subject to his execution and non-revocation of a general release of claims in favor of the Company.
Role of Compensation Consultant
In 2025, the Compensation Committee engaged Korn Ferry to provide advice and market data regarding executive compensation, including peer group development, competitive pay levels, and an overall review of the Company’s executive compensation program. The engagement was approved by the Compensation Committee and was not recommended or directed by management. The Compensation Committee considered the services provided by Korn Ferry in evaluating the overall competitiveness and appropriateness of executive pay and retains sole authority to approve any recommendations from the consultant.

Outstanding Equity Awards at Fiscal Year-End Table
The following table presents, for each of the Named Executive Officers, information regarding outstanding equity awards held as of December 31, 2025.
	Option Awards					Stock Awards

Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or units of stock that Have Not Vested ($)
R. Wayne Prejean	— 2/14/2024 6/20/2023	— 666,667 1,201,872	— 333,333 —	— 3.02 3.72	— 2/14/2034 4/1/2027	213,270	$ 522,512
David R. Johnson	— 2/14/2024 6/20/2023	— 253,334 132,375	— 126,666 —	— 3.02 3.72	— 2/14/2034 11/27/2027	92,891	$ 227,583
Michael W. Domino, Jr.	— 2/14/2024 6/20/2023	— 200,000 370,264	— 100,000 —	— 3.02 3.72	— 2/14/2034 4/1/2027	75,829	$ 185,781
(1)
The amounts in this column for 2023 reflect the NEO’s outstanding options under the Directional Rentals Holdings, Inc. 2012 Nonqualified Stock Option Plan, as amended (the “Prior Stock Plan”) as of the closing of the Merger, and each such option was converted into an option under the Omnibus Plan to purchase shares of Common Stock with substantially the same terms as provided for under the Prior Stock Plan. The Prior Stock Plan was terminated in connection with the closing of the Merger.

(2)	The amounts in this column for 2024 reflect the NEO’s outstanding options under the Omnibus Plan, which vest in equal installments on February 14, 2025, 2026, and 2027.
(3)	The amounts in this column for 2025 reflect the NEO’s outstanding restricted stock units under the Omnibus Plan, which vest in equal installments on February 28, 2026, 2027, 2028, and 2029.
Additional Information
Employee Benefits
In addition to any individual benefits set forth in each NEO’s employment agreement, as summarized above, the NEOs are generally eligible to participate in our employee health and welfare, retirement and other employee benefit programs on the same basis as other similarly situated employees, subject to applicable law. We maintain a qualified 401(k) plan which allows participants, including the NEOs, to defer cash compensation up to the maximum amount allowed under Internal Revenue Service guidelines. We may make discretionary matching contributions to the plan equal to 150% of a participant’s first 3% of elective deferrals, up to $2,000, and discretionary profit-sharing contributions. Participants are always 100% vested in their contributions to the plan and vest in any matching and profit-sharing contributions over six years. In addition, the Company provides certain other perquisites to certain of the Named Executive Officers, including an employment contract allowance for Messrs. Prejean and Johnson, as well as, for all NEOs, payment of expenses related to the personal use of company vehicles and Company payments related to a Company-provided long-term disability benefit for certain management-level employees, including the NEOs.
Potential Payments Upon Termination or Change in Control
As of December 31, 2025, each NEO was eligible to receive severance benefits upon certain terminations of employment in accordance with the terms of each NEO’s employment agreement, as described in the “Employment Agreements” section of the “Narrative Disclosure to the Summary Compensation Table” above.
Under the NEO’s stock option award agreements, upon a termination of employment for cause, the NEO will be deemed to have forfeited all vested and unvested stock options. Upon a termination without cause or for good reason (including in the event of such termination within 18 months following a change in control of the company), unvested options will become fully vested and remain exercisable until the expiration date of such option, subject to the execution and non-revocation of a general release of claims. Upon the NEO’s death or disability, all outstanding options will vest, prorated for the number of months of service completed at the time of such termination. Such vested options may be exercised by the NEO or the NEO’s beneficiary until the expiration date of each option, and all remaining unvested options will immediately and automatically be forfeited.

If the NEO voluntarily terminates his employment (whether or not for good reason), the vested portion of the NEO’s stock option may be exercised by the NEO at any time during the three-month period following the NEO’s termination date, or the expiration date of the option, whichever is shorter. If the NEO’s employment is terminated by the Company due to a reduction in force, all vested options may be exercised by the NEO during the three-year period following such termination of service. If the NEO experiences a “Qualifying Retirement” and voluntarily terminates service to the Company, the vested portion of any option may be exercised by the NEO until the expiration date of such option. For purposes of the NEO’s applicable stock option award agreements, a “Qualifying Retirement” occurs on the date the NEO attains a combination of either (i) at least 65 years of age with at least five years of service with the Company or (ii) at least 60 years of age with at least 10 years of service with the Company.
Under the NEO’s restricted stock unit award agreements, upon a termination of employment for cause, the NEO will be deemed to have forfeited all vested and unvested restricted stock units. If the NEO’s employment is terminated without cause, a pro rata portion of the restricted stock units will vest based on the number of full months of service completed between the grant date and the termination date over the 48-month vesting period, subject to the execution and non-revocation of a general release of claims, and all remaining unvested restricted stock units will be forfeited. If the NEO’s employment is terminated without cause within 12 months following a change in control of the Company, all unvested restricted stock units will become fully vested, subject to the execution and non-revocation of a general release of claims. Upon the NEO’s death or disability, a pro rata portion of the restricted stock units will vest based on the number of full months of service completed between the grant date and the termination date over the 48-month vesting period, and any remaining unvested restricted stock units will be forfeited. If the NEO voluntarily terminates his employment, all unvested restricted stock units will immediately be forfeited.
Indemnification Agreements
Our Charter provides that our directors and officers will be indemnified and advanced expenses by us to the fullest extent authorized or permitted by the General Corporation Law of the State of Delaware (the “DGCL”) as it now exists or may in the future be amended. No director or officer of DTI has any personal liability to DTI or its Stockholders for monetary damages for any breach of fiduciary duty as a director or officer, as applicable, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or hereafter may be amended. Our Bylaws also permit us to purchase and maintain insurance on behalf of any officer, director, employee or agent of us for any liability arising out of his or her status as such, regardless of whether the DGCL would permit indemnification.
Policies and Practices Related to the Grant of Certain Equity Awards
We do not time the grant of equity awards in coordination with the release of material non-public information, and the release of material non-public information is not timed on the basis of option or other equity grant dates. In determining the timing or terms of equity awards, the Compensation Committee does not take material non-public information into account. Our equity awards are granted under a shareholder-approved plan and stock options are granted at an exercise price at or above the closing market price of the Company’s common stock on the date of grant. Equity awards are generally approved on the dates of our regularly scheduled Compensation Committee meetings and are effective as of such dates or specified prospective dates. Outside of the annual grant cycle, we may make equity award grants in connection with a new hire package, retention grant or severance package.
Director Compensation
The following table contains information pertaining to the compensation of our non-employee directors for the year ended December 31, 2025.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	All Other Compensation ($)(4)	Total ($)
Curtis L. Crofford	75,000	78,722	649	154,371
John D. Furst	100,000	78,722	—	178,722
Thomas O. Hicks, Sr.(5)	—	—	—	—
Eric C. Neuman	100,000	78,722	—	178,722

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	All Other Compensation ($)(4)	Total ($)
Thomas M. “Roe” Patterson	95,000	78,722	1,247	174,969
C. Richard Vermillion(6)	95,000	78,722	—	173,722
(1)	Represents non-employee director fees paid in 2025.
(2)
The amounts in this column reflect the aggregate grant date fair value of 28,626 restricted stock units granted to our non-employee directors on May 13, 2025 in respect of director service, which vest on the one-year anniversary of the grant date. In accordance with FASB ASC Topic 718, disregarding estimated forfeitures, the calculation is based on the closing price of our common stock on May 13, 2025 of $2.75, which may differ from the targeted grant value of $75,000. For additional information regarding the assumptions underlying this calculation please see Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 6, 2026.

(3)
As of December 31, 2025, the aggregate number of equity awards held by each director was as follows: Curtis L. Crofford – 42,338 restricted stock units; John D. Furst – 57,059 stock options and 60, 948 restricted stock units; Eric C. Neuman – 60, 948 restricted stock units; Thomas M. Patterson – 60,948 restricted stock units; and C. Richard Vermillion – 60,948 restricted stock units. All awards are outstanding under the Company’s Omnibus Plan and are subject to the terms and conditions of the applicable award agreements.

(4)	Represents expenses reimbursed in 2025.
(5)	Mr. Hicks did not receive fees or restricted stock unit grants for his service as a non-employee director in 2025.
(6)	Mr. Vermillion’s director fees are paid through MV Partners.
Director Compensation Program
Our non-employee director compensation program is designed to provide competitive compensation necessary to attract and retain high quality non-employee directors. Directors who are also employees receive no fees for their services as directors. Independent directors are reimbursed for their meeting attendance expenses and receive the following compensation for their service as directors:
•	A per meeting fee of $15,000 for in-person meetings;
•	A per meeting fee of $5,000 for virtual meetings;
•
An annual cash retainer of $25,000 for the chair of the Audit Committee, $20,000 for the chair of the Compensation Committee and $20,000 for the chair of the Nominating and Corporate Governance Committee;

•
An annual cash retainer of $20,000 for other members of the Audit Committee, $15,000 for other members of the Compensation Committee, and $15,000 for other members of the Nominating and Corporate Governance Committee; and

•	An annual equity grant with a target value of $75,000, granted on the day prior to each annual meeting of stockholders and vesting on the one-year anniversary of the grant date.
Equity Compensation Plan Information
The following table presents information as of December 31, 2025 with respect to compensation plans under which shares of our Common Stock may be issued.
	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)(1)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)(2)
Equity compensation plans approved by security holders	5,956,077	3.50	1,580,395
Equity compensation plans not approved by security holders	—	—	—
Total	5,956,077	3.50	1,580,395

(1)
Amounts disclosed include outstanding stock options to acquire 4,933,626 shares of DTI Common Stock relating to option awards with a weighted average exercise price of $3.50. These amounts also include 1,022,451 shares underlying time-based restricted stock units, which do not have an exercise price and therefore are not reflected in the weighted‑average exercise price in column (b).

(2)
This column includes 1,580,395 shares remaining available for future issuance under the Omnibus Plan for grants of stock options, stock appreciation rights, restricted stock, restricted stock units and other stock‑based awards.

(3)
The Omnibus Plan includes an “evergreen” provision pursuant to which the number of shares of the Company’s Common Stock available for issuance under the plan will automatically increase on the first trading day of each calendar year by a number of shares equal to 3% of the total number of shares of Common Stock outstanding on the last day of the immediately preceding calendar year, unless the Board or the plan administrator determines prior to January 1 of such year that there will be no increase or a lesser increase for that year.

Certain Relationships and Related Party Transactions
Described below are the transactions since January 1, 2025 to which the Company has been a participant, in which the amount involved in the transaction exceeds or will exceed $120,000 and in which any of the Company’s directors, executive officers, director nominees or holders of more than 5% of the Company’s capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.
Procedures with Respect to Review and Approval of Related-Party Transactions
DTI’s Audit Committee is responsible for reviewing and approving related-party transactions. In the course of its review and approval of related party transactions, the Audit Committee will consider the relevant facts and circumstances to decide whether to approve such transactions. In particular, the policy requires the Audit Committee to consider, among other factors it deems appropriate:
•	the related party’s relationship to DTI and interest in the transaction;
•	the material facts of the proposed transaction, including the proposed aggregate value of the transaction;
•	the impact on a director’s or a director nominee’s independence in the event the related party is a director or director nominee or an immediate family member of the director or director nominee;
•	the benefits to DTI of the proposed transaction;
•	if applicable, the availability of other sources of comparable products or services; and
•	an assessment of whether the proposed transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally.
The Audit Committee may only approve those transactions that are in, or are not inconsistent with, DTI’s best interests and those of DTI’s stockholders, as the Audit Committee determines in good faith.
In addition, under DTI’s Code of Business Conduct and Ethics, DTI’s employees, officers, directors and director nominees have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.
Hicks Holdings Operating LLC
For the years ended December 31, 2025, 2024 and 2023, management fees paid to Hicks Holdings Operating LLC, a stockholder of the Company, were $750,000, $750,000, and $1,100,000, respectively. The management fees paid to Hicks Holdings Operating LLC, a stockholder of the Company, relate to services provided under a management services agreement pursuant to which Hicks Holdings Operating LLC furnishes the Company with strategic advisory and management consulting services, including assistance with capital markets strategy, acquisition evaluation and integration, and other corporate development initiatives. These fees were reviewed and approved by the Audit Committee as a related party transaction in accordance with the Company’s related party transaction policy described above, and the Audit Committee has determined that the arrangement remains on terms it believes are reasonable and in the best interests of the Company and its stockholders.
Delinquent Section 16(a) Reports
The rules of the SEC require that the Company disclose late filings of reports of stock ownership (and changes in stock ownership) by its directors, executive officers, and beneficial owners of more than 10% of the Company’s stock. The Company has undertaken responsibility for preparing and filing the stock ownership forms required under Section 16(a) of the Securities and Exchange Act of 1934, as amended, on behalf of its officers and directors. Based upon a review of forms filed and information provided by the Company’s officers and directors, we believe that all Section 16(a) reporting requirements were met during fiscal year 2025, other than that Messrs. Prejean, Johnson and Domino each filed two Forms 4 late, reporting two transactions each; Messrs. Pope, Stephenson and Rodriguez each filed two Forms 4 late, reporting two transactions each; and Messrs. Vermillion, Crofford, Patterson, Neuman and Furst each filed three Forms 4 late, reporting three transactions each. All of these late filings resulted from administrative error. The Company has implemented enhanced procedures designed to prevent future delinquencies, including more frequent monitoring of reportable transactions, use of calendar and system-based reminders around trading activity and grant dates, and an additional layer of internal review prior to filing, and will continue to evaluate and refine these processes to promote timely compliance with Section 16(a) reporting obligations.

Additional Information
Submission of Stockholder Proposals and Nominations for the 2027 Annual Meeting
In order for a stockholder proposal to be considered for inclusion in the Company’s Proxy Statement for the 2027 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, our Corporate Secretary must receive the proposal no later than November 13, 2026. Such proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received) to: Drilling Tools International Corporation, 10370 Richmond Avenue, Suite 1000, Houston, TX 77042, Attention: Investor Relations. Such proposals must comply with the SEC’s requirements in Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in Company-sponsored proxy materials, such as the requirement that the stockholder continues to own a minimum number of shares until the 2027 Annual Meeting and appear in person or through an authorized representative at the 2027 Annual Meeting to present the proposal.
Alternatively, stockholders intending to put forth a director nomination or a stockholder proposal not pursuant to Rule 14a-8 under the Exchange Act must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Corporate Secretary receive written notice with respect to each director nomination or other proposal that the stockholder intends to present at the 2027 Annual Meeting from the stockholder no earlier than the close of business on December 29, 2026 and no later than the close of business on January 28, 2027. The notice must contain the information required by our Bylaws. In order for stockholders to give timely notice of nominations for directors, other than those nominated by the Company, for inclusion on a universal proxy card in connection with the 2027 Annual Meeting, notice must be submitted no later than February 27, 2027 and include all of the information required by Rule 14a-19 under the Exchange Act.
Proposals received after the dates mentioned will not be included in the proxy statement or acted upon at the 2027 Annual Meeting.
Householding Information
Unless we have received contrary instructions, we may send a single copy of the Annual Report, this Proxy Statement or Notice of Internet Availability of Proxy Materials, as applicable, to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. We will deliver promptly upon written or oral request of as stockholder a separate copy of the Annual Report, this Proxy Statement or Notice of Internet Availability of Proxy Materials, as applicable, to stockholder at a shared address to which a single copy of the documents was delivered. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
•
If the shares are registered in the name of the stockholder, the stockholder should contact Drilling Tools International Corporation, 10370 Richmond Avenue, Suite 1000, Houston, TX 77042, Attention: Investor Relations, or via email at InvestorRelations@drillingtools.com, to inform us of his or her request; or

•	If a broker, bank, broker-dealer, custodian or other similar organization holds the shares, the stockholder should contact that representative directly.
Electing to receive future proxy materials electronically will help us conserve natural resources and reduce the cost of delivering our proxy materials.
If you elect to receive future proxy materials electronically, you will receive an e-mail containing instructions and links to the website where our proxy materials are available and to the proxy voting website. Your election to receive proxy materials electronically by e-mail will remain in effect until you terminate it.
Where You Can Find More Information
We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. The annual and quarterly reports and other reports and information are filed through the Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at www.sec.gov. We will provide without charge, upon written request, a copy of the reports and other information filed with the SEC. In addition, we provide information regarding our corporate governance and financial and stock information on our corporate website at investors.drillingtools.com.
Any requests for copies of information, reports or other filings with the SEC should be directed to Drilling Tools International Corporation, 10370 Richmond Avenue, Suite 1000, Houston, TX 77042, Attention: Investor Relations, or by emailing InvestorRelations@drillingtools.com.
Information About the Meeting
Why am I receiving these materials?
You are receiving this Proxy Statement and the enclosed proxy card because the Board is soliciting your vote at the Annual Meeting. This Proxy Statement summarizes material information with respect to the Annual Meeting and the proposals being voted upon thereat. You may cast your vote over the Internet, by telephone or by completing and mailing the proxy card.
What is a proxy and what is a proxy statement?
A proxy is your legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy, the document in which you make that designation also is called a proxy. This document is a proxy statement. It is a document that we are required by law to provide to you when we ask you to name a proxy to vote your shares. We encourage you to read this Proxy Statement carefully.
What proposals will be voted on at the Annual Meeting? What are the Board’s voting recommendations?
Proposals	Description of Items to be Voted Upon	Board’s Recommendation
Proposal 1	Election of seven directors named in this Proxy Statement to hold office until the 2027 annual meeting of stockholders	“FOR” each Nominee
Proposal 2	Ratification of the appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the year ending December 31, 2026	“FOR”
What happens if other business not discussed in this Proxy Statement comes before the Annual Meeting?
The Board knows of no other matters to be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting, the persons named in the proxy will vote on such matters according to their best judgment.
How can I attend the Annual Meeting?
Stockholders as of the Record Date (or their authorized representatives) may attend, vote and submit questions virtually at the Annual Meeting by logging in at www.virtualshareholdermeeting.com/DTI2026. To log in, stockholders (or their authorized representatives) will need the control number provided on their proxy card or voting instruction form. If you are not a stockholder or do not have a control number, you may still access the Annual Meeting as a guest, but you will not be able to submit questions or vote at the Annual Meeting. Stockholders will not be able to attend the Annual Meeting in person.
The Annual Meeting will begin promptly at 1:00 p.m. Central Time, on April 28, 2026. We encourage you to access the Annual Meeting prior to the start time. Online access will open at 12:45 p.m. Central Time, and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance.
What if I have technical difficulties or trouble accessing the virtual Annual Meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary)

or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/DTI2026.
If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page at www.virtualshareholdermeeting.com/DTI2026.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials?
The rules of the U.S. Securities and Exchange Commission (the “SEC”) permit us to furnish proxy materials over the Internet. As a result, we are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials. All stockholders receiving the Notice of Internet Availability of Proxy Materials will have the ability to access our proxy materials over the Internet and, if desired, to request to receive a paper copy of our proxy materials by mail. Instructions on how to access our proxy materials over the Internet or to request a paper copy may be found in the Notice of Internet Availability of Proxy Materials. In addition, the Notice of Internet Availability of Proxy Materials contains instructions on how you may elect to receive future proxy materials electronically on an ongoing basis.
Why didn’t I receive a notice in the mail about the Internet availability of the proxy materials?
We are providing paper copies of our proxy materials instead of a Notice of Internet Availability of Proxy Materials to our stockholders who have previously requested to receive paper copies of our proxy materials. In addition, we are providing notice of the availability of our proxy materials by e-mail to our stockholders who have previously elected to receive proxy materials electronically. Those stockholders should have received an e-mail containing instructions and links to the website where our proxy materials are available and to the proxy voting website.
How can I access the proxy materials over the Internet?
Your Notice of Internet Availability of Proxy Materials or proxy/voting instruction card contains instructions on how to (1) view our proxy materials for the Annual Meeting of Stockholders over the Internet and (2) elect to receive future proxy materials electronically by e-mail. Our proxy materials also are available on our website at investors.drillingtools.com.
Electing to receive future proxy materials electronically will help us conserve natural resources and reduce the cost of delivering our proxy materials. If you elect to receive future proxy materials electronically, you will receive an e-mail containing instructions and links to the website where our proxy materials are available and to the proxy voting website. Your election to receive proxy materials electronically by e-mail will remain in effect until you terminate it.
How may I obtain a paper copy of the proxy materials?
If you receive a Notice of Internet Availability of Proxy Materials by mail, you will find instructions about how to obtain a paper copy of our proxy materials on the Notice of Internet Availability of Proxy Materials. If you receive notice of the availability of our proxy materials by e-mail, you will find instructions about how to obtain a paper copy of our proxy materials included in that e-mail.
Stockholders who do not receive a Notice of Internet Availability of Proxy Materials or an e-mail regarding the availability of our proxy materials will receive a paper copy of our Annual Report, Proxy Statement and proxy card by mail.
What is a record date?
A record date is the date, as of the close of business on which, stockholders of record are entitled to notice of and to vote at a meeting of stockholders. The record date for the Annual Meeting is March 3, 2026 and was established by our Board as required under the laws of Delaware, our state of incorporation.
Who is entitled to vote?
The Record Date for the Annual Meeting is the close of business on March 3, 2026. As of the Record Date, 35,188,260 shares of DTI Common Stock, par value $0.0001 per share, were outstanding. Only holders of record of Common Stock as of the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. Each holder of shares of Common Stock issued and outstanding as of the close of business on March 3, 2026, the Record Date for the Annual Meeting, is entitled to cast one vote per share on all items voted upon at the Annual Meeting.
What is the quorum requirement and how many shares can be voted?
A quorum of stockholders is necessary to hold the Annual Meeting and vote upon the proposals and consider such other business as may properly come before the Annual Meeting. A majority of the voting power of the outstanding shares of stock entitled to vote at any meeting of stockholders, the holders of which are present in person, by remote communication, if applicable, or represented by proxy duly authorized, shall constitute a quorum. On the Record Date, there were 35,188,260 shares outstanding and entitled to vote, including approximately 40 holders of record and approximately 3,085 beneficial owners holding shares in “street name.” Thus, the holders of 17,594,131 shares must be present in person or represented by proxy at the Annual Meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.
If there is no quorum, the Annual Meeting may be adjourned by the holders of a majority of shares present at the meeting in person or represented by proxy or by the chair of the meeting.
How many votes do I have?
On each matter to be voted upon at the Annual Meeting, you have one vote for each share of Common Stock you owned as of the Record Date.
How do I vote and what different methods can I use to vote my shares?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote electronically during the Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy over the Internet by following the instructions on the enclosed proxy card. We urge you to vote by proxy, regardless of whether you plan to attend the Annual Meeting, to ensure your vote is counted. You may still attend the Annual Meeting and vote electronically during the meeting even if you have already voted by proxy.
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To vote your shares electronically during the Annual Meeting, follow the instructions above for participating in the Annual Meeting. Join the Annual Meeting as a “Stockholder” with your control number and click on the “Cast Your Vote” link on the meeting center website.

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To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, your shares will be voted as you direct.

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To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card. Your vote must be received by 10:59 p.m. Central Time, on April 27, 2026 to be counted.

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To vote over the Internet, go to www.proxyvote.com and follow the steps outlined to complete an electronic proxy card. You will be asked to provide the Company number and control number from the enclosed proxy card. Your vote must be received by 10:59 p.m. Central Time, on April 27, 2026 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote your shares electronically during the Annual Meeting, you must obtain a valid legal proxy from your broker, bank or other agent and register in advance by following the instructions above, join the Annual Meeting as a “Stockholder” with your control number and click on the “Cast Your Vote” link on the meeting center website. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.
If you vote your shares over the Internet or by telephone, you should not return a proxy/voting instruction card.
How do I change my vote or revoke my proxy?
You may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:
•	delivering, to the attention of “Investor Relations” at the address on the first page of this Proxy Statement, a written notice of revocation of your proxy;
•	delivering to us an authorized proxy bearing a later date (including a proxy over the Internet or by telephone); or

•	attending the Annual Meeting and voting electronically, as indicated above under “How do I vote?” Attendance at the Annual Meeting will not, by itself, revoke a proxy.
If your shares are held in the name of a bank, broker or other nominee, you may change your vote by submitting new voting instructions to your bank, broker or other nominee. Please note that if your shares are held of record by a bank, broker or other nominee, and you decide to attend and vote at the Annual Meeting, your vote at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker or other nominee).
If I vote in advance, can I still attend the Annual Meeting?
Yes. You are encouraged to vote promptly by returning your signed proxy card by mail or, if applicable, by appointing a proxy to vote electronically via the Internet or by telephone so that your shares will be represented at the Annual Meeting. However, returning your proxy card does not affect your right to attend the Annual Meeting.
How many votes are required for the approval of the proposals to be voted upon, and how will abstentions and broker non-votes be treated?
Vote Required
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For Proposal 1, the Company’s Bylaws provide for a plurality voting standard for the election of directors. This means that once a quorum has been established, the director nominees receiving the highest number of votes are elected up to the maximum number of directors to be elected at the meeting. Thus, the seven nominees receiving the highest number of votes at the Annual Meeting will be elected, even if these votes do not constitute a majority of the votes cast.

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For Proposal 2, the affirmative vote of the holders of a majority of the voting power of the shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the Annual Meeting and entitled to vote is required for the ratification of the appointment of our independent registered public accounting firm.

Abstentions — A stockholder may abstain from voting with respect to each item submitted for stockholder approval. Abstentions will be counted as present for purposes of determining the existence of a quorum. Based on the plurality voting standard, abstentions will have no effect on Proposal 1. As to Proposal 2, abstentions will have the same effect as a vote against.
Broker Non-Votes — If you hold your shares in street name and want your shares to be voted on all matters at the Annual Meeting, you must instruct your broker, bank or other institution how to vote such shares. Absent your specific instructions, the rules of the Nasdaq do not permit brokers to vote your shares on a discretionary basis for non-routine corporate governance matters, such as the election of directors (resulting in a “broker non-vote”). Proposal 1 is a non-routine item and may NOT be voted on by your broker absent your specific voting instructions. Proposal 2 is a routine item. Broker non-votes will be counted as present for purposes of determining the existence of a quorum. Broker non‑votes will have no effect on the outcome of Proposals 1 or 2.
How will my shares be voted if I return a blank proxy card or a blank voting instruction card?
If your shares are registered in your name, you must sign and return a proxy card in order for your shares to be voted, unless you vote via the Internet or by telephone, or vote at the Annual Meeting. If you provide specific voting instructions, your shares will be voted as you have instructed. If you execute the proxy card and do not provide voting instructions on any given matter, your shares will be voted in accordance with our Board’s recommendations. We urge you to sign, date and return the enclosed proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone as instructed on the proxy card, whether or not you plan to vote at the Annual Meeting.
If your shares are held in “street name” (that is, held for your account by a broker, bank or other nominee), you will receive a voting instruction form from your broker, bank or other nominee. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. If you do not instruct your broker, bank or other nominee how to vote your shares, then your shares:
•	will be counted as present for purposes of establishing a quorum;
•	may be voted by your broker, bank or other nominee in their discretion with regards to Proposal 2; and
•	may not be voted by your broker, bank or other nominee with regards to Proposal 1. For this proposal, your shares will be treated as “broker non-votes.”
If your broker, bank or other nominee executes the proxy card and does not provide voting instructions on any given matter, your shares will be voted in accordance with our Board’s recommendations on that matter. We urge you to instruct your broker, bank or other nominee to vote your shares in accordance with our Board’s recommendations on the voting instruction form, whether or not you plan to vote at the Annual Meeting.

Our Board knows of no matter to be presented at the Annual Meeting other than Proposals 1 and 2. If any other matters properly come before the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by us will be voted with respect thereto as permitted and in accordance with the judgment of the proxy holders.
What is the deadline for submitting a proxy?
To ensure that proxies are received in time to be counted prior to the Annual Meeting, proxies submitted by Internet or by telephone should be received by 10:59 p.m. Central Time on April 27, 2026, the day prior to the date of the Annual Meeting, and proxies submitted by mail should be received by the close of business on April 27, 2026.
What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials or more than one proxy/voting instruction card?
If you receive more than one Notice of Internet Availability of Proxy Materials or more than one proxy/voting instruction card, you own shares of DTI Common Stock in multiple accounts with your brokers(s) and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker(s) and/or our transfer agent to consolidate as many accounts as possible under the same name and address.
If you hold your shares in more than one account, you will receive a proxy card for each account. To ensure that all of your shares are voted, please complete, sign, date and return a proxy card for each account or use the proxy card for each account to vote by Internet or by telephone. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you vote every proxy card that you receive.
Our transfer agent is Continental Stock Transfer & Trust Company, which may be reached by phone at (212) 509-4000, by email at cstmail@continentalstock.com, or through their website at www.continentalstock.com.
How does the Board recommend that I vote my shares?
A proxy that is properly completed and returned will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you properly complete and return a proxy, but do not provide any voting instructions, your shares will be voted in accordance with the Board’s recommendations. The Board’s recommendations can be found with the description of each proposal in this Proxy Statement. In summary, the Board recommends a vote:
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Proposal 1 — “FOR” the election of the seven director nominees named in this Proxy Statement to hold office until our 2027 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified; and

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Proposal 2 — “FOR” the ratification of the appointment, by the Audit Committee of the Board, of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Can I ask questions at the virtual Annual Meeting?
Stockholders as of the Record Date who attend and participate in our virtual Annual Meeting will have an opportunity to submit questions live via the Internet during a designated portion of the Annual Meeting. Only questions pertinent to meeting matters will be answered during the meeting, subject to time constraints, and in accordance with our rules of conduct for the Annual Meeting, which will be posted on the meeting center website. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Stockholders must have available their control number provided on their proxy card to ask questions during the Annual Meeting.
How do I ask questions during the Annual Meeting?
If you are a stockholder of record, or a beneficial owner who registered in advance by following the instructions above, you can join the Annual Meeting as a “Stockholder” with your control number and may submit questions during the Annual Meeting at www.virtualshareholdermeeting.com/DTI2026. We also encourage you to submit questions in advance of the meeting until 10:59 p.m. Central Time the day before the Annual Meeting by going to www.virtualshareholdermeeting.com/DTI2026 and logging in with your control number.
Who is paying for this proxy solicitation?
The Company will cover the expenses of calling and holding the Annual Meeting and the solicitation of proxies with respect to the Annual Meeting. For banks and brokers with customers who beneficially own common stock listed of record in the names of nominees, we intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation to the stockholders of record is deemed necessary, we anticipate making such solicitation directly. The solicitation of proxies may be supplemented by telephone, email and personal solicitation by officers, directors, and other employees of the Company, but no additional compensation will be paid to such individuals.
Will a stockholder list be available for inspection?
A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders for any purpose germane to the Annual Meeting for 10 business days prior to the Annual Meeting at Drilling Tools International Corporation, 10370 Richmond Avenue, Suite 1000, Houston, TX 77042, between the hours of 9:00 a.m. and 5:00 p.m. Central Time. The stockholder list will also be available to stockholders of record for examination during the Annual Meeting at www.virtualshareholdermeeting.com/DTI2026. You will need the control number included on your proxy card or otherwise provided by your bank, broker or other nominee.
What is “householding” and how does it affect me?
We have adopted a procedure approved by the SEC, called “householding.” Under this procedure, we send only one Proxy Statement and one Annual Report to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to eliminate duplicate mailings, conserve natural resources, and reduce our printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards.
If you share an address with another stockholder and receive only one set of proxy materials but would like to request a separate copy of these materials, please contact our mailing agent, Broadridge Financial Solutions, either by calling (866) 540-7095, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and an additional copy of proxy materials will be promptly delivered to you. Similarly, if you receive multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may also contact Broadridge at the above telephone number or address. If you own shares through a bank, broker, or other nominee, you should contact the nominee concerning householding procedures.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced during the Annual Meeting. We will report the final voting results of the Annual Meeting in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting, a copy of which will also be available on our website at investors.drillingtools.com.
Is my vote kept confidential?
To the extent possible, proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.
Who will tabulate and oversee the vote?
Representatives of Broadridge Corporate Issuer Solutions, Inc. will tabulate and oversee the vote.
Who can I contact for further information?
You may request additional copies, without charge, of this Proxy Statement or ask questions about the Annual Meeting, the proposals, or the procedures for voting your shares by writing to: Drilling Tools International Corporation, 10370 Richmond Avenue, Suite 1000, Houston, TX 77042, Attention: Investor Relations, or by emailing InvestorRelations@drillingtools.com. If you have any questions or need any assistance in voting your shares, please visit www.proxyvote.com.
What do I need to do now?
We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Other Matters
The Board is not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the proxy, whether through telephonic or Internet voting or, alternatively, by using a paper copy of the proxy card that has been requested.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the proxy card or, if so requested, by executing and returning, at your earliest convenience, the requested proxy card in the envelope that will have been provided.
By Order of the Board of Directors,

Houston, Texas — March 13, 2026	R. Wayne Prejean Interim Chairman of the Board, President and Chief Executive Officer

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET

Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 27, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/DTI2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 27, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V84239-P45758 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

DRILLING TOOLS INTERNATIONAL CORPORATION

The Board of Directors recommends you vote FOR the following proposals:

1. To elect seven director nominees to the Board of Directors of Drilling Tools International Corporation:

Nominees:	For	Withhold
1a. Curtis L. Crofford	☐	☐
1b. John D. "Jack" Furst	☐	☐
1c. Ira H. Green, Jr.	☐	☐
1d. Daniel J. Kirnes	☐	☐
1e. Eric C. Neuman	☐	☐
1f. R. Wayne Prejean	☐	☐
1g. Jeremy D. Thigpen	☐	☐

	For	Against	Abstain
2. To ratify the appointment, by the Audit Committee of the Board, of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal year 2026.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V84240-P45758

DRILLING TOOLS INTERNATIONAL CORPORATION
Annual Meeting of Stockholders
April 28, 2026 1:00 P.M. Central Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) R. Wayne Prejean and David Johnson, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, and in their discretion upon such other matters as may be properly presented, all of the shares of common stock of DRILLING TOOLS INTERNATIONAL CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 PM, Central Time on April 28, 2026 virtually at www.virtualshareholdermeeting.com/DTI2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein and in accordance with the direction of the proxies as to any other matters that are properly presented. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and in the discretion of the proxies with respect to such other business as may properly come before the meeting or any adjournment or postponement thereof. In the event that any of the nominees named on the reverse side of this form are unavailable for election or unable to serve, the shares represented by the proxy may be voted for a substitute nominee selected by the Board of Directors.

Continued and to be signed on reverse side